                                                                                                                  Exhibit F-2
                                           OHIO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2002
                                                       (In thousands $)

                                                      OHIO           PENN             OES             OES              OES
         ASSETS                                      EDISON          POWER          CAPITAL         FINANCE          NUCLEAR
                                                  -----------      ---------        --------        -------         ---------
UTILITY PLANT:
In service                                        $ 4,456,305      $ 680,729        $      -       $       -        $ 156,000
Less--Accumulated provision for depreciation       (2,270,137)      (316,424)              -               -          (26,171)
                                                  -----------      ---------        --------       ---------        ---------
                                                    2,186,168        364,305               -               -          129,829
Construction work in progress                          92,714         53,508               -               -                -
                                                  -----------      ---------        --------       ---------        ---------
                                                    2,278,882        417,813               -               -          129,829
                                                  -----------      ---------        --------       ---------        ---------

INVESTMENTS:
Capital trust investments                             390,395              -               -               -                -
Letter of credit collateralization                          -              -               -         277,763                -
Nuclear plant decommissioning trusts                  173,789        119,401               -               -                -
Notes receivable from associated companies            319,231         38,921               -               -                -
Other                                                 779,236          2,569           7,799               -                -
                                                  -----------      ---------        --------       ---------        ---------
                                                    1,662,651        160,891           7,799         277,763                -
                                                  -----------      ---------        --------       ---------        ---------

CURRENT ASSETS:
Cash and cash equivalents                              13,821          1,222              13           1,445              783
Receivables
     Customers                                         82,397         44,341         169,810               -                -
     Associated companies                             714,171         42,652          56,369               -           14,210
     Other                                             12,331          5,262             416           9,866                -
Notes receivable from associated companies            437,299         35,317               -               -                -
Material and supplies
     Owned                                             29,770         28,252               -               -                -
     Under consignment                                 17,696          2,057               -               -                -
Prepayments and other                                   5,865          5,346               4               -              266
                                                  -----------      ---------        --------       ---------        ---------
                                                    1,313,350        164,449         226,612          11,311           15,259
                                                  -----------      ---------        --------       ---------        ---------

DEFERRED CHARGES:
Regulatory assets                                   1,732,199        156,903               -               -                -
Property taxes                                         59,035              -               -               -                -
Accumulated deferred income taxes                           -              -           1,698               6                -
Unamortized sale and leaseback costs                   72,294              -               -               -                -
Other                                                  41,630          7,692               4               -                -
                                                  -----------      ---------        --------       ---------        ---------
                                                    1,905,158        164,595           1,702               6                -
                                                  -----------      ---------        --------       ---------        ---------

TOTAL ASSETS                                      $ 7,160,041       $907,748        $236,113       $ 289,080        $ 145,088
                                                  ===========      =========        ========       =========        =========



                                                      OES                                               OHIO EDISON
         ASSETS                                    VENTURES           APOLLO         ELIMINATIONS       CONSOLIDATED
                                                   --------          --------        ------------       ------------

UTILITY PLANT:
In service                                         $      -          $      -         $ (303,978)       $ 4,989,056
Less--Accumulated provision for depreciation              -                 -             60,725         (2,552,007)
                                                   --------          --------         ----------        -----------
                                                          -                 -           (243,253)         2,437,049
Construction work in progress                             -                 -                  -            146,222
                                                   --------          --------         ----------        -----------
                                                          -                 -           (243,253)         2,583,271
                                                   --------          --------         ----------        -----------

INVESTMENTS:
Capital trust investments                            12,170                 -                  -            402,565
Letter of credit collateralization                        -                 -                  -            277,763
Nuclear plant decommissioning trusts                      -                 -                  -            293,190
Notes receivable from associated companies                -                 -            145,675            503,827
Other                                                     -            18,693           (734,077)            74,220
                                                   --------          --------         ----------        -----------
                                                     12,170            18,693           (588,402)         1,551,565
                                                   --------          --------         ----------        -----------

CURRENT ASSETS:
Cash and cash equivalents                             1,031             2,197                  -             20,512
Receivables
     Customers                                            -                 -                  -            296,548
     Associated companies                                 -             1,052           (236,236)           592,218
     Other                                                -             5,682                  -             33,557
Notes receivable from associated companies                -                 -            (34,947)           437,669
Material and supplies
     Owned                                                -                 -                  -             58,022
     Under consignment                                    -                 -                  -             19,753
Prepayments and other                                     -               323                  -             11,804
                                                   --------          --------         ----------        -----------
                                                      1,031             9,254           (271,183)         1,470,083
                                                   --------          --------         ----------        -----------

DEFERRED CHARGES:
Regulatory assets                                         -                 -            123,652          2,012,754
Property taxes                                            -                 -                  -             59,035
Accumulated deferred income taxes                       148                 -             (1,852)                 -
Unamortized sale and leaseback costs                      -                 -                  -             72,294
Other                                                     -             2,413                  -             51,739
                                                   --------          --------         ----------        -----------
                                                        148             2,413            121,800          2,195,822
                                                   --------          --------         ----------        -----------

TOTAL ASSETS                                       $ 13,349          $ 30,360         $ (981,038)       $ 7,800,741
                                                   ========          ========         ==========        ===========

Note: Ohio Edison (OE) subsidiaries, OES Fuel was merged into OE and OES Financing Trust was dissolved during 2002.

The notes to the  consolidated  financial  statements of Ohio Edison  Company,  which are  incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                       Exhibit F-2
                                           OHIO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2002
                                                       (In thousands $)

                                                               OHIO            PENN              OES           OES           OES
         LIABILITIES AND CAPITALIZATION                       EDISON           POWER           CAPITAL       FINANCE       NUCLEAR
                                                            -----------      ---------        --------       -------       -------

CAPITALIZATION:
Common stockholders' equity                                 $ 2,840,361      $ 229,374        $ 62,721       $ 15,737      $  6,516
Preferred stock not subject to mandatory redemption              60,965              -               -              -             -
Preferred stock of consolidated subsidiary--
     Not subject to mandatory redemption                              -         39,105               -              -             -
     Subject to mandatory redemption                                  -         13,500               -              -             -
Long-term debt                                                1,148,248        185,499               -        263,763       119,600
                                                            -----------      ---------        --------       --------       -------
                                                              4,049,574        467,478          62,721        279,500       126,116
                                                            -----------      ---------        --------       --------       -------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock            501,911         66,556               -              -             -
Short-term borrowings                                            15,501              -         159,724              -             -
Notes payable to associated companies                           260,292              -               -              -             -
Accounts payable
     Associated companies                                       173,790         52,653             673          9,426             -
     Other                                                       12,148          5,730             117              -             -
Accrued taxes                                                   452,514         12,507           2,071            154           300
Accrued interest                                                 20,819          5,558           1,832              -             -
Other                                                            54,428         10,479           8,975              -             -
                                                            -----------      ---------        --------       --------       -------
                                                              1,491,403        153,483         173,392          9,580           300
                                                            -----------      ---------        --------       --------       -------

DEFERRED CREDITS:
Accumulated deferred income taxes                               882,475        117,385               -              -        18,672
Accumulated deferred investment tax credits                      82,655          3,810               -              -             -
Nuclear plant decommissioning costs                             172,490        119,863               -              -             -
Retirement benefits                                             209,333         38,198               -              -             -
Other                                                           272,111          7,531               -              -             -
                                                            -----------      ---------        --------       --------       -------
                                                              1,619,064        286,787               -              -        18,672
                                                            -----------      ---------        --------       --------       -------

TOTAL LIABILITIES AND CAPITALIZATION                        $ 7,160,041      $ 907,748        $236,113      $ 289,080      $145,088
                                                            ===========      =========        ========       ========       =======



                                                                 OES                                           OHIO EDISON
         LIABILITIES AND CAPITALIZATION                       VENTURES       APOLLO        ELIMINATIONS        CONSOLIDATED
                                                              --------      --------       ------------        ------------
CAPITALIZATION:

Common stockholders' equity                                   $ 13,119      $ 23,248        $ (350,715)        $ 2,840,361
Preferred stock not subject to mandatory redemption                  -             -                 -              60,965
Preferred stock of consolidated subsidiary--
     Not subject to mandatory redemption                             -             -                 -              39,105
     Subject to mandatory redemption                                 -             -                 -              13,500
Long-term debt                                                       -             -          (497,763)          1,219,347
                                                              --------      --------        ----------         -----------
                                                                13,119        23,248          (848,478)          4,173,278
                                                              --------      --------        ----------         -----------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock                 -             -            (5,200)            563,267
Short-term borrowings                                                -         7,092                 -             182,317
Notes payable to associated companies                                -             -           (34,947)            225,345
Accounts payable                                                                                                         -
    Other                                                            -             -           (90,561)            145,981
    Associated companies                                             -            20                 -              18,015
                                                                   230             -                 -             467,776
Accrued taxes                                                        -             -                 -              28,209
                                                                     -             -                 -              73,882
Accrued interest                                              --------      --------        ----------         -----------
Other                                                              230         7,112          (130,708)          1,704,792
                                                              --------      --------        ----------         -----------

DEFERRED CREDITS:                                                    -             -            (1,852)          1,016,680
Accumulated deferred income taxes                                    -             -                 -              86,465
Accumulated deferred investment tax credits                          -             -                 -             292,353
Nuclear plant decommissioning costs                                  -             -                 -             247,531
Power purchase contract loss liability                               -             -                 -             279,642
                                                              --------      --------        ----------         -----------
Other postretirement benefits                                        -             -            (1,852)          1,922,671
                                                              --------      --------        ----------         -----------
Other
                                                              $ 13,349      $ 30,360        $ (981,038)        $ 7,800,741
                                                              ========      ========        ==========         ===========

Note: Ohio Edison (OE) subsidiaries, OES Fuel was merged into OE and OES Financing Trust was dissolved during 2002.

The notes to the  consolidated  financial  statements of Ohio Edison  Company,  which are  incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                     Exhibit F-2
                                          OHIO EDISON CONSOLIDATING INCOME STATEMENT
                                             For the Year Ended December 31, 2002
                                                       (In thousands $)

                                                                                                                           OE
                                                           OHIO              PENN             OES          OES          FINANCING
                                                          EDISON             POWER          CAPITAL      FINANCE          TRUST
                                                         -----------        ---------       --------      -------        ---------

OPERATING REVENUES                                      $ 2,446,842        $ 506,407       $ 27,745      $     -          $    -

EXPENSES:
Fuel and purchased power                                    809,540          181,968              -            -               -
Other operating expenses                                    586,847          140,547         11,752            -               -
Provision for depreciation and amortization                 313,803           56,763              -            -               -
General taxes                                               152,858           24,474           (311)           -               -
Income  taxes                                               198,008           41,733          4,675          460               -
                                                        -----------        ---------       --------      -------          ------
   Total expenses                                         2,061,056          445,485         16,116          460               -
                                                        -----------        ---------       --------      -------          ------

OPERATING INCOME                                            385,786           60,922         11,629         (460)              -

EQUITY IN SUBSIDIARY EARNINGS                                55,472                -              -            -               -
Other Income                                                 60,835            3,271            787       21,558           6,959
Other income taxes                                          (19,300)          (1,311)             -            -               -
                                                        -----------        ---------       --------      -------          ------
OTHER INCOME                                                 97,007            1,960            787       21,558           6,959
                                                        -----------        ---------       --------      -------          ------

INCOME BEFORE NET INTEREST CHARGES                          482,793           62,882         12,416       21,098           6,959

NET INTEREST CHARGES:
Interest expense                                            121,448           16,674          3,462       20,442               -
Capitalized interest                                         (2,138)          (1,509)             -            -               -
Subsidiaries' preferred stock dividends                           -                -              -            -               -
                                                        -----------        ---------       --------      -------          ------
   Net interest charges                                     119,310           15,165          3,462       20,442               -
                                                        -----------        ---------       --------      -------          ------

NET INCOME                                                  363,483           47,717          8,954          656           6,959
                                                        -----------        ---------       --------      -------          ------

PREFERRED STOCK
   DIVIDEND REQUIREMENTS                                      6,510            3,699              -            -           6,750
                                                        -----------        ---------       --------      -------          ------

EARNINGS AVAILABLE FOR COMMON                             $ 356,973        $  44,018       $  8,954      $   656          $  209
                                                        ===========        =========       ========      =======          ======



                                                             OES            OES                                      OHIO EDISON
                                                           NUCLEAR       VENTURES        APOLLO      ELIMINATIONS    CONSOLIDATED
                                                          --------       --------       --------     ------------    ------------

OPERATING REVENUES                                        $ 15,180       $  (71)        $      -       $ (47,428)    $ 2,948,675

EXPENSES:
Fuel and purchased power                                         -            -                -          (4,771)        986,737
Other operating expenses                                         -            -                -         (26,761)        712,385
Provision for depreciation and amortization                    264            -                -               -         370,830
General taxes                                                    -            -                -               -         177,021
Income  taxes                                                2,061           19           (1,375)         (5,564)        240,017
                                                          --------       ------         --------       ---------     -----------
   Total expenses                                            2,325           19           (1,375)        (37,096)      2,486,990
                                                          --------       ------         --------       ---------     -----------

OPERATING INCOME                                            12,855          (90)           1,375         (10,332)        461,685

EQUITY IN SUBSIDIARY EARNINGS                                    -            -                -         (55,472)              -
Other Income                                                    54        1,018           (3,328)        (22,281)         68,873
Other income taxes                                               -         (369)               -          (5,564)        (26,544)
                                                          --------       ------         --------       ---------     -----------
OTHER INCOME                                                    54          649           (3,328)        (83,317)         42,329
                                                          --------       ------         --------       ---------     -----------

INCOME BEFORE NET INTEREST CHARGES                          12,909          559           (1,953)        (93,649)        504,014

NET INTEREST CHARGES:
Interest expense                                             9,880            -                -         (38,185)        133,721
Capitalized interest                                             -            -                -               8          (3,639)
Subsidiaries' preferred stock dividends                          -            -                -          10,449          10,449
                                                          --------       ------         --------       ---------     -----------
   Net interest charges                                      9,880            -                -         (27,728)        140,531
                                                          --------       ------         --------       ---------     -----------

NET INCOME                                                   3,029          559           (1,953)        (65,921)        363,483
                                                          --------       ------         --------       ---------     -----------

PREFERRED STOCK
   DIVIDEND REQUIREMENTS                                         -            -                -         (10,449)          6,510
                                                          --------       ------         --------       ---------     -----------

EARNINGS AVAILABLE FOR COMMON                              $ 3,029       $  559         $ (1,953)      $ (55,472)      $ 356,973
                                                        =========== ===========         ========       =========     ===========

Note: Ohio Edison (OE) subsidiaries, OES Fuel was merged into OE and OES Financing Trust was dissolved during 2002.

The notes to the  consolidated  financial  statements of Ohio Edison  Company,  which are  incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.


                                                                                                        Exhibit F-2
                              OHIO EDISON CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                        For the Year Ended December 31, 2002
                                                  (In thousands $)

                                                     OHIO          PENN           OES          OES          OES
                                                    EDISON         POWER          FUEL       CAPITAL      FINANCE
                                                  ---------       --------       -----       --------     -------

Balance - Beginning of Period                     $ 572,272       $ 35,398       $ 487       $ 33,767     $ 1,081

Net Income                                          363,483         47,717           -          8,954         656
                                                  ---------       --------       -----       --------     --------

   Subtotal                                         935,755         83,115         487         42,721       1,737

Common Stock Dividends Declared                    (121,900)       (28,500)          -              -           -

Preferred Stock Dividends Declared                   (6,510)        (3,699)          -              -           -

Other                                                                             (487)

                                                  ---------       --------       -----       --------     -------
Balance - End of Period                           $ 807,345       $ 50,916         $ -       $ 42,721     $ 1,737
                                                  =========       ========       =====       ========     =======


ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance - Beginning of Period                           $ -            $ -       $   -       $      -     $     -

Net Changes                                         (65,713)        (9,932)          -              -           -
                                                  ---------       --------       -----       --------     -------

Balance - End of Period                           $ (65,713)      $ (9,932)      $   -       $      -     $     -
                                                  ==========      ========      ======       ========     =======


                                                    OE
                                                 FINANCING      OES          OES                                    OHIO EDISON
                                                  TRUST       NUCLEAR      VENTURES       APOLLO    ELIMINATIONS    CONSOLIDATED
                                                 ---------    -------      --------      --------   ------------    ------------

Balance - Beginning of Period                     $    -      $ 3,476       $ 3,760      $      -    $ (77,969)      $ 572,272

Net Income                                         6,959        3,030           558        (1,953)     (65,921)        363,483
                                                  ------      -------       -------      --------    ---------       ---------

   Subtotal                                        6,959        6,506         4,318        (1,953)    (143,890)        935,755

Common Stock Dividends Declared                     (209)           -        (2,200)            -       30,909        (121,900)

Preferred Stock Dividends Declared                (6,750)           -             -             -       10,449          (6,510)

Other                                                                                      (5,718)       6,205               -

                                                  ------      -------       -------      --------    ---------       ---------
Balance - End of Period                           $    -      $ 6,506       $ 2,118      $ (7,671)   $ (96,327)      $ 807,345
                                                  ======      =======       =======      ========    =========       =========


ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance - Beginning of Period                     $    -      $     -       $     -      $      -    $       -             $ -

Net Changes                                            -            -             -             -        9,932         (65,713)
                                                  ------      -------       -------      --------    ---------       ---------

Balance - End of Period                           $    -      $     -       $     -      $      -    $   9,932       $ (65,713)
                                                  ======      =======       =======      ========    =========       =========


Note: Ohio Edison (OE) subsidiaries, OES Fuel was merged into OE and OES Financing Trust was dissolved during 2002.


The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2002,  are an integral  part of the  consolidating financial statements.


                                                                                                             Exhibit F-2
                                 OHIO EDISON CONSOLIDATING STATEMENTS OF CASH FLOWS
                                        For the Year Ended December 31, 2002
                                                  (In thousands $)

                                                      OHIO           PENN            OES            OES             OES
                                                     EDISON          POWER           FUEL         CAPITAL         FINANCE
                                                  -----------       --------       ---------      --------        -------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                        $   363,483       $ 47,717       $       -      $  8,954        $   656
Adjustments to reconcile net income
   to net cash from operating activities:
   Provision for depreciation and amortization        313,803         56,763               -             -              -
   Nuclear fuel and lease amortization                 33,593         19,204          34,334             -              -
   Undistributed subsidiary earnings                  (24,563)             -               -             -              -
   Deferred income taxes, net                         (51,979)        (5,337)              -          (808)            (2)
   Investment tax credits, net                        (12,431)        (2,595)              -             -              -
   Receivables                                        (65,660)        (8,434)          5,499       (11,478)           (58)
   Materials and supplies                              (5,219)        (4,711)              -             -              -
   Accounts payable                                    78,186          6,338          (8,456)          655             (1)
   Other                                              372,262         (3,183)         (1,035)          666             60
                                                  -----------       --------       ---------      --------        -------
      Net cash provided from operating activities   1,001,475        105,762          30,342        (2,011)           655
                                                  -----------       --------       ---------      --------        -------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Common stock                                             -              -               -             -              -
   Long-term debt                                           -         14,500               -             -              -
  Short-term borrowings                               135,663              -         (59,985)          (41)             -
Redemptions and repayments-
   Common stock                                             -              -               -             -              -
   Preferred stock                                   (100,000)          (750)              -             -              -
   Long-term debt                                    (519,970)       (56,837)        (81,515)            -              -
Dividend payments
   Common stock                                      (121,900)       (28,500)              -             -              -
   Preferred stock                                     (6,510)        (3,699)              -             -              -
                                                  -----------       --------       ---------      --------        -------
      Net cash provided from (used for)
      fiinancing activities                          (612,717)       (75,286)       (141,500)          (41)             -
                                                  -----------       --------       ---------      --------        -------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions                                    (96,987)       (46,060)         (5,920)            -              -
Loans to associated companies                        (328,989)             -               -             -              -
Loan payments to associated companies                     770         19,120          59,985             -              -
Other                                                  48,804         (2,381)         57,004         2,029              -
                                                  -----------       --------       ---------      --------        -------
      Net cash provided from (used for)
      investing activities                           (376,402)       (29,321)        111,069         2,029              -
                                                  -----------       --------       ---------      --------        -------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS                      $    12,356       $  1,155       $     (89)     $    (23)       $   655
                                                  ===========       ========       =========      ========        =======


                                                     OE
                                                  FINANCING       OES           OES                                   OHIO EDISON
                                                   TRUST        NUCLEAR       VENTURES       APOLLO        ELIMIN     CONSOLIDATED
                                                  ---------     -------       --------      --------     ---------    ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                        $  6,959      $ 3,030       $ (1,642)     $ (1,953)    $ (63,721)    $ 363,483
Adjustments to reconcile net income
   to net cash from operating activities:
   Provision for depreciation and amortization           -          264              -             -             -       370,830
   Nuclear fuel and lease amortization                   -            -              -             -       (39,534)       47,597
   Undistributed subsidiary earnings                     -            -              -             -        24,563             -
   Deferred income taxes, net                            -        1,949             41             -             -       (56,136)
   Investment tax credits, net                           -            -              -             -             -       (15,026)
   Receivables                                           -           12             73        (6,734)       41,696       (45,084)
   Materials and supplies                                -            -              -             -             -        (9,930)
   Accounts payable                                      -            -              -            20       105,487       182,229
   Other                                                 -          297             90        (2,736)     (147,183)      219,238
                                                  --------      -------       --------      --------     ---------     ---------
      Net cash provided from operating activities    6,959        5,552         (1,438)      (11,403)      (78,692)    1,057,201
                                                  --------      -------       --------      --------     ---------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Common stock                                          -            -              -        25,201       (25,201)            -
   Long-term debt                                        -            -              -             -             -        14,500
  Short-term borrowings                                  -            -              -         7,093        79,106       161,836
Redemptions and repayments-
   Common stock                                     (3,711)           -              -             -         3,711             -
   Preferred stock                                (120,000)           -              -             -             -      (220,750)
   Long-term debt                                        -       (5,200)             -             -       237,780      (425,742)
Dividend payments
   Common stock                                       (209)           -              -             -        28,709      (121,900)
   Preferred stock                                  (6,750)           -              -             -        10,449        (6,510)
                                                  --------      -------       --------      --------     ---------     ---------
      Net cash provided from (used for)
      fiinancing activities                       (130,670)      (5,200)             -        32,294       334,554      (598,566)
                                                  --------      -------       --------      --------     ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions                                       -            -              -             -             -      (148,967)
Loans to associated companies                            -            -              -             -             -      (328,989)
Loan payments to associated companies                    -            -              -             -       (78,762)        1,113
Other                                              123,711            -            758       (18,693)     (177,100)       34,132
                                                  --------      -------       --------      --------     ---------     ---------
      Net cash provided from (used for)
      investing activities                         123,711            -            758       (18,693)     (255,862)     (442,711)
                                                  --------      -------       --------      --------     ---------     ---------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS                      $      -      $   352       $   (680)     $  2,198     $       -     $  15,924
                                                  ========      ======== =============      ========     =========     =========

Note: Ohio Edison (OE) subsidiaries, OES Fuel was merged into OE and OES Financing Trust was dissolved during 2002.

The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual  report on Form 10-K for the year ended  December 31, 2002,  are an integral  part of the  consolidating financial statements.


                                                                                                                      Exhibit F-2
                                     CLEVELAND ILLUMINATING CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2002
                                                       (In thousands $)

                                                                                     CEI                              CLEVELAND
                                                CLEVELAND        CENTERIOR        FINANCING                          ILLUMINATING
        ASSETS                                ILLUMINATING        FUNDING           TRUST         ELIMINATIONS       CONSOLIDATED
                                              ------------       ---------        ---------       ------------       ------------

UTILITY PLANT
In service                                    $ 4,045,465        $       -        $       -        $        -         $ 4,045,465
Less--Accumulated provision for depreciation   (1,824,884)               -                -                 -          (1,824,884)
                                              -----------        ---------        ---------        ----------        ------------
                                                2,220,581                -                -                 -           2,220,581
Construction work in progress                     198,458                -                -                 -             198,458
                                              -----------        ---------        ---------        ----------        ------------
                                                2,419,039                -                -                 -           2,419,039
                                              -----------        ---------        ---------        ----------        ------------

INVESTMENTS:
Capital trust investments                         435,907                -                -                 -             435,907
Nuclear plant decommissioning trusts              230,527                -                -                 -             230,527
Notes receivable from associated companies        102,978                -                -                 -             102,978
Other                                              92,219                -          103,093          (174,308)             21,004
                                              -----------        ---------        ---------        ----------        ------------
                                                  861,631                -          103,093          (174,308)            790,416
                                              -----------        ---------        ---------        ----------        -------------

CURRENT ASSETS:
Cash and cash equivalents                          30,382                -                -                 -              30,382
Receivables
     Customers                                     11,317                -                -                 -              11,317
     Associated companies                         150,844              571              387           (77,800)             74,002
     Other                                        (15,934)         150,309                -                 -             134,375
Notes receivable from associated companies            781            4,500                -            (4,834)                447
Material and supplies
     Owned                                         18,293                -                -                 -              18,293
     Under consignment                             38,094                -                -                 -              38,094
Prepayments and other                               4,217                -                -                 -               4,217
                                              -----------        ---------        ---------        ----------        -------------
                                                  237,994          155,380              387           (82,634)            311,127
                                              -----------        ---------        ---------        ----------        -------------

DEFERRED CHARGES:
Regulatory assets                                 939,804                -                -                 -             939,804
Goodwill                                        1,370,639                -                -                 -           1,370,639
Property taxes                                     79,430                -                -                 -              79,430
Other                                              24,798                -                -                 -              24,798
                                              -----------        ---------        ---------        ----------         -----------
                                                2,414,671                -                -                 -           2,414,671
                                              -----------        ---------        ---------        ----------         -----------
TOTAL ASSETS                                  $ 5,933,335        $ 155,380        $ 103,480        $ (256,942)        $ 5,935,253
                                              ===========        =========        =========        ==========         ===========


The notes to the consolidated  financial statements of Cleveland  Illuminating,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                      Exhibit F-2

                                     CLEVELAND ILLUMINATING CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2002
                                                       (In thousands $)

                                                                                      CEI                                CLEVELAND
                                              CLEVELAND          CENTERIOR         FINANCING                           ILLUMINATING
      LIABILITIES AND CAPITALIZATION         ILLUMINATING         FUNDING            TRUST          ELIMINATIONS       CONSOLIDATED
                                             ------------        ---------         ---------        ------------       ------------

CAPITALIZATION:
Common stockholders' equity                   $ 1,226,632        $  68,110        $   3,105         $  (71,215)         $ 1,226,632
Preferred stock--
     Not subject to mandatory redemption           96,404                -                -                  -               96,404
     Subject to mandatory redemption                5,021                -                -                  -                5,021
Subsidiary-obligated mandatorily redeemable
     preferred securities                               -                -          100,000                  -              100,000
Long-term debt                                  2,078,094                -                -           (103,093)           1,975,001
                                              -----------        ---------        ---------         ----------          -----------
                                                3,406,151           68,110          103,105           (174,308)           3,403,058
                                              -----------        ---------        ---------         ----------          -----------

CURRENT LIABILITIES:
Currently payable long-term debt and
  preferred stock                                 388,190                -                -                  -              388,190
Short-term borrowings                                   -                -                -                  -                    -
Notes payable to associated companies             293,083              334                -             (4,834)             288,583
Accounts payable
    Other                                          14,583                -                -                  -               14,583
    Associated companies                          262,753           82,711                -            (77,800)             267,664
Accrued taxes                                     122,388            3,874                -                  -              126,262
Accrued interest                                   51,767                -                -                  -               51,767
Other                                              63,598              351              375                  -               64,324
                                              -----------        ---------        ---------         ----------          -----------
                                                1,196,362           87,270              375            (82,634)           1,201,373
                                              -----------        ---------        ---------         ----------          -----------

DEFERRED CREDITS:
Accumulated deferred income taxes                 659,044                -                -                  -              659,044
Accumulated deferred investment tax credits        72,125                -                -                  -               72,125
Nuclear plant decommissioning costs               239,720                -                -                  -              239,720
Other postretirement benefits                     171,968                -                -                  -              171,968
Other                                             187,965                -                -                  -              187,965
                                              -----------        ---------        ---------         ----------          -----------
                                                1,330,822                -                -                  -            1,330,822
                                              -----------        ---------        ---------         ----------          -----------

TOTAL LIABILITIES AND CAPITALIZATION          $ 5,933,335        $ 155,380        $ 103,480         $ (256,942)         $ 5,935,253
                                              ===========        =========        =========         ==========          ===========


The notes to the consolidated  financial statements of Cleveland  Illuminating,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                       Exhibit F-2
                                    CLEVELAND ILLUMINATING CONSOLIDATING INCOME STATEMENT
                                             For the Year Ended December 31, 2002
                                                       (In thousands $)

                                                                                         CEI                         CLEVELAND ELEC
                                                      CLEVELAND      CENTERIOR        FINANCING                       ILLUMINATING
                                                    ILLUMINATING      FUNDING           TRUST      ELIMINATIONS       CONSOLIDATED
                                                    --------------------------------------------------------------------------------

OPERATING REVENUES                                   $ 1,829,842      $ 5,529         $    -         $      -           $1,835,371

OPERATING EXPENSES AND TAXES:
Fuel and purchased power                                 587,108            -              -                -              587,108
Other operating expenses                                 545,640           15              -                -              545,655
Provision for depreciation and amortization              141,427            -              -                -              141,427
General taxes                                            147,804            -              -                -              147,804
Income  taxes                                             88,125          106              -                -               88,231
                                                     -----------      -------         ------         --------          -----------
   Total expenses                                      1,510,104          121              -                -            1,510,225
                                                     -----------      -------         ------         --------          -----------

OPERATING INCOME                                         319,738        5,408              -                -              325,146

EQUITY IN SUBSIDIARY EARNINGS                              2,662            -              -           (2,662)                   -
Other Income                                              30,529            -          9,175          (10,120)              29,584
Other income taxes                                       (12,445)      (1,168)             -                -              (13,613)
                                                     -----------      -------         ------         --------          -----------
OTHER INCOME                                              20,746       (1,168)         9,175          (12,782)              15,971
                                                     -----------      -------         ------         --------          -----------

INCOME BEFORE NET INTEREST CHARGES                       340,484        4,240          9,175          (12,782)             341,117

NET INTEREST CHARGES:
Interest expense                                         188,869        1,873              -          (10,140)             180,602
Capitalized interest                                      (4,331)           -              -                -               (4,331)
Subsidiary's preferred stock dividends                         -            -              -            8,900                8,900
                                                     -----------      -------         ------         --------          -----------
   Net interest charges                                  184,538        1,873              -           (1,240)             185,171
                                                     -----------      -------         ------         --------          -----------

NET INCOME                                               155,946        2,367          9,175          (11,542)             155,946
                                                     -----------      -------         ------         --------          -----------

PREFERRED STOCK
   DIVIDEND REQUIREMENTS                                  17,390            -          8,900           (8,900)              17,390
                                                     -----------      -------         ------         --------          ------------

EARNINGS AVAILABLE FOR COMMON                        $   138,556      $ 2,367         $  275         $ (2,642)          $  138,556
                                                     ===========      =======         ======         ========          ============

The notes to the consolidated  financial statements of Cleveland  Illuminating,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                        Exhibit F-2

                             CLEVELAND ILLUMINATING CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                             For the Year Ended December 31, 2002
                                                       (In thousands $)

                                                                                       CEI                           CLEVELAND
                                                     CLEVELAND        CENTERIOR      FINANCING                      ILLUMINATING
                                                    ILLUMINATING       FUNDING         TRUST      ELIMINATIONS      CONSOLIDATED
                                                    ------------      ---------      ---------    ------------      ------------

Balance - Beginning of Period                        $ 150,183         $ 6,930        $   12        $ (6,942)        $ 150,183

Net Income                                             155,946           2,367         9,175         (11,542)          155,946
                                                     ---------         -------        ------        --------         ---------

   Subtotal                                            306,129           9,297         9,187         (18,484)          306,129

Common Stock Dividends Declared                              -               -          (275)            275                 -

Preferred Stock Dividends Declared                     (12,665)              -        (8,900)          8,900           (12,665)

Other                                                   (4,743)         (9,143)            -           9,143            (4,743)
                                                     ---------         -------        ------        --------         ---------

Balance - End of Period                              $ 288,721           $ 154          $ 12          $ (166)        $ 288,721
                                                     =========         =======        ======        ========         =========


ACCUMULATED OTHER COMPREHENSIVE INCOME:

Balance - Beginning of Period                              $ -             $ -           $ -             $ -               $ -

Net Changes                                            (44,051)              -             -               -           (44,051)
                                                     ---------         -------        ------        --------         ---------

Balance - End of Period                              $ (44,051)            $ -           $ -             $ -         $ (44,051)
                                                     =========         =======        =======       ========         =========


The notes to the consolidated  financial statements of Cleveland  Illuminating,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.



                                                                                                                  Exhibit F-2
                                 CLEVELAND ILLUMINATING CONSOLIDATING STATEMENT OF CASH FLOWS
                                             For the Year Ended December 31, 2002
                                                       (In thousands $)

                                                                                      CEI                          CLEVELAND
                                                       CLEVELAND      CENTERIOR    FINANCING                     ILLUMINATING
                      ASSETS                          ILLUMINATING     FUNDING       TRUST       ELIMINATIONS    CONSOLIDATED
                                                      ------------    ---------    ---------     ------------    ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                             $ 155,946       $ 2,367      $ 9,175       $ (11,542)      $ 155,946
Adjustments to reconcile net incomeX
   to net cash from operating activities:
   Provision for depreciation and amortization           141,427             -            -               -         141,427
   Nuclear fuel and lease amortization                    21,044             -            -               -          21,044
   Other amortization                                    (15,008)            -            -               -         (15,008)
   Deferred income taxes, net                             19,973             -            -               -          19,973
   Investment tax credits, net                            (4,062)            -            -               -          (4,062)
   Receivables                                           (66,414)      (25,831)           -          65,086         (27,159)
   Materials and supplies                                 (7,624)            -            -               -          (7,624)
   Accounts payable                                      166,357        69,182            -        (188,392)         47,147
   Other                                                 (98,984)          (75)           -          84,530         (14,529)
                                                       ---------       -------      -------       ---------       ---------
      Net cash provided from operating activities        312,655        45,643        9,175         (50,318)        317,155
                                                       ---------       --------     -------       ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Equity contribution from parent                        50,000       (30,901)           -          30,901          50,000
   Long-term debt                                        106,981             -            -               -         106,981
   Short-term borrowings                                 195,379        (5,599)           -           1,099         190,879
Redemptions and repayments-
   Preferred stock                                      (164,674)            -            -               -        (164,674)
   Long-term debt                                       (309,480)            -            -               -        (309,480)
Dividend payments
   Common stock                                                -        (9,143)        (275)          9,418               -
   Preferred stock                                       (13,782)            -       (8,900)          8,900         (13,782)
                                                       ---------       -------      -------       ---------       ---------
      Net cash provided from (used for)
      fiinancing activities                             (135,576)      (45,643)      (9,175)         50,318        (140,076)
                                                       ---------       -------      -------       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions                                      (163,199)            -            -               -        (163,199)
Loan payments from associated companies                      415             -            -               -             415
Capital trust investments                                 39,636             -            -               -          39,636
Other                                                    (23,845)            -            -               -         (23,845)
                                                       ---------       -------      -------       ---------       ---------
      Net cash provided from (used for)
      investing activities                              (146,993)            -            -               -        (146,993)
                                                       ---------       -------      -------       ---------       ---------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS                            $ 30,086           $ -          $ -             $ -        $ 30,086
                                                       =========       =======      =======       =========       =========

The notes to the consolidated  financial statements of Cleveland  Illuminating,  which are incorporated by reference from the annual  report on Form 10-K for the year ended  December  31,  2002,  are an  integral  part of the  consolidating  financial statements.


                                                                                                               Exhibit F-2

                                          TOLEDO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2002
                                                       (In thousands $)

                                                                         TOLEDO                                   TOLEDO
                                                     TOLEDO              EDISON                                   EDISON
          ASSETS                                     EDISON           CAPITAL CORP.       ELIMINATIONS         CONSOLIDATED
                                                  -----------         -------------       ------------         ------------

UTILITY PLANT:
In service                                        $ 1,600,860           $      -           $       -           $ 1,600,860
Less--Accumulated provision for depreciation         (706,772)                 -                   -              (706,772)
                                                  -----------           --------           ---------           -----------
                                                      894,088                  -                   -               894,088
Construction work in progress                         137,741                  -                   -               137,741
                                                  -----------           --------           ---------           -----------
                                                    1,031,829                  -                   -             1,031,829
                                                  -----------           --------           ---------           -----------

INVESTMENTS:
Capital trust investments                             238,609              2,354                   -               240,963
Nuclear plant decommissioning trusts                  174,514                  -                   -               174,514
Notes receivable from associated companies            162,159                  -                   -               162,159
Other                                                  26,353                  -             (24,117)                2,236
                                                  -----------           --------           ---------           -----------
                                                      601,635              2,354             (24,117)              579,872
                                                  -----------           --------           ---------           -----------

CURRENT ASSETS:
Cash and cash equivalents                              20,679                  9                   -                20,688
Receivables
     Customers                                          4,711                  -                   -                 4,711
     Associated companies                              55,219                 26                   -                55,245
     Other                                              6,778                  -                   -                 6,778
Notes receivable from associated companies                188             25,232             (23,463)                1,957
Material and supplies
     Owned                                             13,631                  -                   -                13,631
     Under consignment                                 22,997                  -                   -                22,997
Prepayments and other                                   3,455                  -                   -                 3,455
                                                  -----------           --------           ---------           -----------
                                                      127,658             25,267             (23,463)              129,462
                                                  -----------           --------           ---------           -----------

DEFERRED CHARGES:
Regulatory assets                                     392,643                  -                   -               392,643
Goodwill                                              445,732                  -                   -               445,732
Property taxes                                         23,429                  -                   -                23,429
Other                                                  16,920                  -              (2,663)               14,257
                                                  -----------           --------           ---------           ------------
                                                      878,724                  -              (2,663)              876,061
                                                  -----------           --------           ---------           ------------

TOTAL ASSETS                                      $ 2,639,846           $ 27,621           $ (50,243)          $ 2,617,224
                                                  ===========           ========           =========           ============


The notes to the  consolidated  financial  statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are integral part of the consolidating financial statements.


                                                                                                                Exhibit F-2
                                          TOLEDO EDISON CONSOLIDATING BALANCE SHEETS
                                                   As of December 31, 2002
                                                       (In thousands $)

                                                                            TOLEDO                                 TOLEDO
                                                           TOLEDO           EDISON                                 EDISON
          LIABILITIES AND CAPITALIZATION                   EDISON        CAPITAL CORP.      ELIMINATIONS        CONSOLIDATED
                                                           ------        ------------       ------------       ------------

CAPITALIZATION:
Common stockholder's equity                              $  712,931        $ 26,796          $ (26,796)          $  712,931
Preferred stock not subject to mandatory redemption         126,000               -                  -              126,000
Long-term debt                                              557,265               -                  -              557,265
                                                         ----------        --------          ---------            ---------
                                                          1,396,196          26,796            (26,796)           1,396,196
                                                         ----------        --------          ---------            ---------

CURRENT LIABILITIES:
Currently payable long-term debt and preferred stock        189,355               -                  -              189,355
Accounts payable
    Associated companies                                    171,862               -                  -              171,862
    Other                                                     8,638               -                  -                8,638
Notes payable to associated companies                       173,116               -            (23,463)             149,653
Accrued taxes                                                34,681             286                  -               34,967
Accrued interest                                             16,377               -                  -               16,377
Other                                                        57,216               -                 16               57,232
                                                         ----------        --------          ---------            ---------
                                                            651,245             286            (23,447)             628,084
                                                         ----------        --------          ---------            ---------

DEFERRED CREDITS:
Accumulated deferred income taxes                           223,087               -                  -              223,087
Accumulated deferred investment tax credits                  29,491               -                  -               29,491
Nuclear plant decommissioning costs                         180,856               -                  -              180,856
Retirement benefits                                          82,553               -                  -               82,553
Other                                                        76,418             539                  -               76,957
                                                         ----------        --------          ---------            ---------
                                                            592,405             539                  -              592,944
                                                         ----------        --------          ---------            ---------

TOTAL LIABILITIES AND CAPITALIZATION                     $2,639,846        $ 27,621          $ (50,243)          $2,617,224
                                                         ==========        ========          =========            =========

The notes to the  consolidated  financial  statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are integral part of the consolidating financial statements.


                                                                                                           Exhibit F-2
                                       TOLEDO EDISON CONSOLIDATING INCOME STATEMENT
                                           For the Year Ended December 31, 2002
                                                     (In thousands $)

                                                                      TOLEDO                                TOLEDO
                                                     TOLEDO           EDISON                                EDISON
                                                     EDISON        CAPITAL CORP.      ELIMINATIONS       CONSOLIDATED
                                                    --------       -------------      -------------      ------------

OPERATING REVENUES                                  $987,645          $   -             $    -              $987,645

OPERATING EXPENSES AND TAXES:
Fuel and purchased power                             366,932              -                  -               366,932
Other operating expenses                             421,575              -                  -               421,575
Provision for depreciation and amortization           93,482              -                  -                93,482
General taxes                                         53,223              -                  -                53,223
Income  taxes                                         (2,761)            17                 (1)               (2,745)
                                                    --------          -----             ------              --------
   Total expenses                                    932,451             17                 (1)              932,467
                                                    --------          ------            ------              --------

OPERATING INCOME                                      55,194            (17)                 1                55,178

EQUITY IN SUBSIDIARY EARNINGS                            173              -               (173)                    -
Other Income                                          20,792            190                 (1)               20,981
Other income taxes                                    (7,652)             -                  -                (7,652)
                                                    --------          -----             ------              --------
OTHER INCOME                                          13,313            190               (174)               13,329
                                                    --------          -----             ------              --------

INCOME BEFORE NET INTEREST CHARGES                    68,507            173               (173)               68,507

NET INTEREST CHARGES:
Interest expense                                      57,672              -                  -                57,672
Capitalized interest                                  (2,502)             -                  -                (2,502)
                                                    --------          -----             ------              --------
   Net interest charges                               55,170              -                  -                55,170
                                                    --------          -----             ------              --------

NET INCOME                                            13,337            173               (173)               13,337
                                                    --------          -----             ------                ------

PREFERRED STOCK
   DIVIDEND REQUIREMENTS                              11,356              -                  -                11,356
                                                    --------          -----             ------                ------

EARNINGS AVAILABLE FOR COMMON                       $  1,981          $ 173             $ (173)             $  1,981
                                                    ========          =====             ======              ========

The notes to the  consolidated  financial  statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are integral part of the consolidating financial statements.


                                                                                                                    Exhibit F-2

                                  TOLEDO EDISON CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                             For the Year Ended December 31, 2002
                                                       (In thousands $)

                                                                         TOLEDO                                        TOLEDO
                                                    TOLEDO               EDISON                                        EDISON
                                                    EDISON            CAPITAL CORP.         ELIMINATIONS            CONSOLIDATED
                                                  ---------           -------------         ------------            ------------

Balance - Beginning of Period                     $ 113,436             $ 386                 $ (386)               $ 113,436

Net Income                                           13,337               173                   (173)                  13,337
                                                  ---------             -----                 -------               ---------

   Subtotal                                         126,773               559                   (559)                 126,773

Common Stock Dividends Declared                      (5,600)             (418)                   418                   (5,600)

Preferred Stock Dividends Declared                  (10,057)                                                          (10,057)

Other                                                (1,299)               --                     --                   (1,299)
                                                  ---------             -----                 -------               ---------

Balance - End of Period                           $ 109,817             $ 141                 $ (141)               $ 109,817
                                                  =========             =====                 =======               =========


ACCUMULATED OTHER COMPREHENSIVE INCOME:

Balance - Beginning of Period                           $ -             $   -                 $    -                      $ -

Net Change                                          (21,115)                -                      -                  (21,115)
                                                  ---------             -----                 -------               ---------

Balance - End of Period                           $ (21,115)            $   -                 $    -                $ (21,115)
                                                  =========             =====                 =======               =========


The notes to the  consolidated  financial  statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are integral part of the consolidating financial statements.


                                                                                                          Exhibit F-2

                                TOLEDO EDISON CONSOLIDATING STATEMENT OF CASH FLOWS
                                        For the Year Ended December 31, 2002
                                                  (In thousands $)

                                                                           TOLEDO                           TOLEDO
                                                          TOLEDO           EDISON                           EDISON
                                                          EDISON       CAPITAL CORP.    ELIMINATIONS     CONSOLIDATED
                                                        --------       ------------     ------------     ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                              $ 13,337          $ 173          $   (173)         $ 13,337
Adjustments to reconcile net income
   to net cash from operating activities:
   Provision for depreciation and amortization            93,482              -                 -            93,482
   Nuclear fuel and lease amortization                    11,866              -                 -            11,866
   Deferred income taxes, net                             (5,868)             -                 -            (5,868)
   Investment tax credits, net                            (1,851)             -                 -            (1,851)
   Receivables                                            13,550             14                 -            13,564
   Materials and supplies                                 (5,582)             -                 -            (5,582)
   Accounts payable                                       99,122              -           (56,621)           42,501
   Other                                                 (64,307)         1,602            56,794            (5,911)
                                                        --------         ------          --------          --------
      Net cash provided from operating activities        153,749          1,789                 -           155,538
                                                        --------         ------          --------          --------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
   Equity contribution from parent                       100,000              -                 -           100,000
   Long-term debt                                         19,580              -                 -            19,580
   Short-term borrowings                                 132,445              -                 -           132,445
Redemptions and repayments-
   Preferred stock                                       (85,299)             -                 -           (85,299)
   Long-term debt                                       (180,368)             -                 -          (180,368)
Dividend payments
   Common stock                                           (5,600)             -                 -            (5,600)
   Preferred stock                                       (10,057)             -                 -           (10,057)
                                                        --------         ------          --------          --------
     Net cash provided from (used for)
     fiinancing activities                               (29,299)             -                 -           (29,299)
                                                        --------         ------          --------          --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions                                      (105,510)             -                 -          (105,510)
Loan pyments from associated companies                     5,838              -                 -             5,838
Capital trust investments                                 20,957            211                 -            21,168
Other                                                    (27,349)             -                 -           (27,349)
                                                        --------         ------          --------          --------
     Net cash provided from (used for)
     investing activities                               (106,064)           211                 -          (105,853)
                                                        --------         ------          --------          --------

NET INCREASE (DECREASE) IN
   CASH AND CASH EQUIVALENTS                            $ 18,386         $2,000          $      -          $ 20,386
                                                        ========         ======          ========          ========


The notes to the consolidated  financial  statements of Toledo Edison Company,  which are incorporated by reference from the annual report on Form 10-K for the year ended  December 31, 2002,  are integral part of the  consolidating financial statements.


                                                                                                                   Exhibit F-2
                                Jersey Central Power & Light Company and Subsidiary Companies
                                                 Consolidating Balance Sheet
                                                      December 31, 2002
                                                    (Dollars in Thousands)


                                                 Jersey Central Power
                                                   & Light Company       Eliminations  Jersey Central
                                                and Subsidiary Companies      and        Power & Light            JCP&L
                                                     Consolidated        Adjustments       Company       Preferred Capital, Inc.
                                                ------------------------  -----------  ----------------  -----------------------
                     ASSETS
UTILITY PLANT:
   In Service                                        $ 3,478,803                         $ 3,478,803
   Less - Accumulated Provision For Depreciation      (1,343,846)                         (1,343,846)
                                                     -----------                         -----------
Net Utility Plant excluding CWIP                       2,134,957                           2,134,957
Construction Work In Progress:
   Electric Plant                                         20,687                              20,687
                                                     -----------                         -----------
Total Construction Work In Progress                       20,687                              20,687
                                                     -----------                         -----------
Net Utility Plant                                      2,155,644                           2,155,644
                                                     -----------                         -----------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                   106,820                             106,820
   Nuclear Fuel Disposal Trust                           149,738                             149,738
   Long-term Notes Receivable from
     Associated Company                                   20,333         $ (141,753)          20,333          $ 12,887
   Investments in Subsidiaries                                 -            (22,331)          18,459             3,872
   Nonutility Plant, Net                                   2,258                               2,258
   Other                                                  15,944                              15,944
                                                     -----------         ----------      -----------          --------
      Total Other Property & Investments                 295,093        (164,084.00)         313,552            16,759
                                                     -----------         ----------      -----------          --------

CURRENT ASSETS:
   Cash and Cash Equivalents                               4,823                               4,821                 1
   Receivables:                                                -
      Customers                                          247,624                             247,624
      Associated Companies                                   318            (26,915)          18,756             2,939
      Other                                               20,134                              20,134
   Notes Receivable from Associated Co.                   77,358                              77,358
   Materials & Supplies:                                       -                                   -
      Owned                                                1,341                               1,341
   Prepayments and Other                                  37,719               0.00           17,969
                                                     -----------         ----------      -----------          --------
      Total Current Assets                               389,317         (26,915.00)         388,003             2,940
                                                     -----------         ----------      -----------          --------

DEFERRED CHARGES:
   Goodwill                                            2,000,875                           2,000,625
   Regulatory Assets:                                         -
      Customer Receivables for Future Income Taxes        34,470                              34,470
      Societal Benefits Charge                           143,840                             143,840
      Unamortized Loss on Reaquired Debt                  17,374                              17,374
      T & D Postretirement Benefits                       33,205                              33,205
      Regulatory Transition Charge                     2,801,740            306,130        2,495,610
      Property Losses and Unrecovered Plant               87,760                              87,760
      All Other                                           80,624                              80,624
   Other                                                  12,813           (306,188)          12,871
                                                     -----------         ----------      -----------          --------
      Total Deferred Charges                           5,212,701             (58.00)       4,906,379             0.00
                                                     -----------         ----------      -----------          --------

                                                     -----------         ----------      -----------          --------
         TOTAL ASSETS                                $ 8,052,755         $ (191,057)     $ 7,763,578          $ 19,699
                                                     ===========         ==========      ===========          ========


                                                           JCP&L                      JCP&L
                                                     Transition Funding            Capital, L.P.
                                                     ------------------            -------------
                     ASSETS
UTILITY PLANT:
   In Service
   Less - Accumulated Provision For Depreciation


Net Utility Plant excluding CWIP
Construction Work In Progress:
   Electric Plant


Total Construction Work In Progress


Net Utility Plant



OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust
   Nuclear Fuel Disposal Trust
   Long-term Notes Receivable from
     Associated Company                                  $   128,866
   Investments in Subsidiaries
   Nonutility Plant, Net
   Other
                                                         -----------                  ---------
      Total Other Property & Investments                           -                  $ 128,866
                                                         -----------                  ---------

CURRENT ASSETS:
   Cash and Cash Equivalents                                       1                          -
   Receivables:
      Customers
      Associated Companies                                     5,538                          -
      Other                                                                                   -
   Notes Receivable from Associated Co.
   Materials & Supplies:
      Owned
   Prepayments and Other                                      19,750
                                                         -----------                  ---------
      Total Current Assets                                    25,289                          -
                                                         -----------                  ---------

DEFERRED CHARGES:
   Goodwill                                                                                 250
   Regulatory Assets:
      Customer Receivables for Future Income Taxes
      Societal Benefits Charge
      Unamortized Loss on Reaquired Debt
      T & D Postretirement Benefits
      Regulatory Transition Charge
      Property Losses and Unrecovered Plant
      All Other
   Other                                                     306,130
                                                         -----------                  ---------
      Total Deferred Charges                                 306,130                        250
                                                         -----------                  ---------

                                                         -----------                  ---------
         TOTAL ASSETS                                    $   331,419                  $ 129,116
                                                         ===========                  =========

The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                                       Exhibit F-2

                                Jersey Central Power & Light Company and Subsidiary Companies
                                                 Consolidating Balance Sheet
                                                      December 31, 2002
                                                    (Dollars in Thousands)

                                                       Jersey Central Power
                                                         & Light Company       Eliminations   Jersey Central
                                                     and Subsidiary Companies      and         Power & Light       JCP&L
                                                          Consolidated         Adjustments        Company    Preferred Capital, Inc.
                                                    -------------------------  ------------  --------------- -----------------------
          CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                           $  153,713        $        (1)      $  153,713          $     1
      Other Paid-In Capital                                   3,029,218            (22,282)       3,029,218           16,815
      Accumulated Other Comprehensive Income/(Loss)                (865)                               (865)
      Retained Earnings                                          92,003                (48)          92,003               35
                                                              ---------         ----------       ----------          -------
      Total Common Stockholder's Equity                       3,274,069         (22,331.00)       3,274,069           16,851
   Preferred Stock:
      Not Subject to Mandatory Redemption                        12,649                              12,649
      Subject to Mandatory Redemption                                 -                                   -
     Company Obligated Mandatorily Redeemable
       Preferred Securities                                     125,244
   Long-Term Debt                                             1,210,446           (128,924)       1,043,111
                                                              ---------         ----------       ----------          -------
      Total Capitalization                                    4,622,408        (151,255.00)       4,329,829           16,851
                                                              ----------        ----------       ----------          -------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt and
     Preferred Stock                                            173,815                             150,016
   Accounts Payable:                                                  -
      Associated Companies                                      170,803            (26,915)         194,743            2,758
      Other                                                     106,504                             106,504
   Notes Payable:                                                     -
      Associated Companies                                            -            (12,887)          12,887
   Accrued Taxes                                                 13,844                  -           13,749               91
   Accrued Interest                                              27,161                              17,630               (1)
   Other                                                        112,408                             112,408
                                                              ---------         ----------       ----------          -------
Total Current Liabilities                                       604,535         (39,802.00)         607,937            2,848
                                                              ---------         ----------       ----------          -------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes                            691,721                  -          691,721
   Accumulated Deferred Investment Tax Credits                    9,939                               9,939
   Power Purchase Contract Loss Liability                     1,710,968                           1,710,968
   Nuclear Fuel Disposal Fee                                    166,191                             166,191
   Nuclear Plant Decommissioning Costs                          135,355                             135,355
   Pensions & Other Postretirement Benefits                       2,027                               2,027
   Other                                                        109,611                             109,611
                                                              ---------         ----------       ----------          -------
Total Deferred Credits                                        2,825,812               0.00        2,825,812                -
                                                              ---------         ----------       ----------          -------

                                                              ---------         ----------       ----------          -------
      TOTAL CAPITALIZATION & LIABILITIES                     $8,052,755        $  (191,057)      $7,763,578          $19,699
                                                             ==========        ===========       ==========          =======



                                                          JCP&L                    JCP&L
                                                     Transition Funding       Capital, L.P.
                                                     ------------------       -------------
          CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock
      Other Paid-In Capital                             $   1,601                $   3,866
      Accumulated Other Comprehensive
        Income/(Loss)
      Retained Earnings                                         7                        6
                                                         --------                ---------
      Total Common Stockholder's Equity                     1,608                    3,872
   Preferred Stock:
      Not Subject to Mandatory Redemption
      Subject to Mandatory Redemption
     Company Obligated Mandatorily Redeemable
       Preferred Securities                                                        125,244
   Long-Term Debt                                         296,259
                                                         --------                ---------
      Total Capitalization                                297,867                  129,116
                                                         --------                ---------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt and
     Preferred Stock                                       23,799
   Accounts Payable:
      Associated Companies                                    217                        -
      Other
   Notes Payable:
      Associated Companies
   Accrued Taxes                                                4
   Accrued Interest                                         9,532
   Other                                                                                 -
                                                        ----------               ----------
Total Current Liabilities                                  33,552                        -
                                                        ----------               ----------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes
   Accumulated Deferred Investment Tax Credits
   Power Purchase Contract Loss Liability
   Nuclear Fuel Disposal Fee
   Nuclear Plant Decommissioning Costs
   Pensions & Other Postretirement Benefits
   Other
                                                        ----------               ----------
Total Deferred Credits                                          -                        -
                                                        ----------               ----------

                                                        ----------               ----------
      TOTAL CAPITALIZATION & LIABILITIES                $ 331,419                $ 129,116
                                                        ==========               ==========


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                                   Exhibit F-2
                                Jersey Central Power & Light Company and Subsidiary Companies
                                              Consolidating Statement of Income
                                            For the Year Ending December 31, 2002
                                                    (Dollars in Thousands)

                                                         Jersey Central Power
                                                           & Light Company             Eliminations           Jersey Central
                                                        and Subsidiary Companies           and                Power & Light
                                                             Consolidated              Adjustments               Company
                                                         -----------------------       ------------           --------------


OPERATING REVENUES                                           $ 2,328,415                                       $ 2,304,832
OPERATING EXPENSES AND TAXES:
   Fuel                                                            5,707                                             5,707
   Purchased Power                                             1,242,305                                         1,242,305
   Other Operating Costs                                         272,890                                           272,890
                                                             ------------                                      -----------
     Total Operating and Maintenance Expenses                  1,520,902                                         1,520,902

   Provision for Depreciation & Amortization                     244,759                                           230,889
   General Taxes                                                  56,049                                            56,049
   Income Taxes                                                  171,496                $    445                   171,051
                                                             -----------                --------               -----------
      Total Operating Expenses and Taxes                       1,993,206                     445                 1,978,891

OPERATING INCOME                                                 335,209                    (445)                  325,941

   Other Income                                                   23,052                 (12,315)                   23,223
   Equity Earnings                                                     -                  (1,170)                      833
   Other Income Deductions                                        (5,040)                    217                    (4,909)
   Taxes - Other Income & Deductions                             (10,359)                    445                   (10,355)
                                                             -----------                --------               -----------
OTHER INCOME                                                       7,653                 (12,823)                    8,792

INCOME BEFORE NET INTEREST CHARGES                               342,862                 (13,268)                  334,733
NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends                               10,694                  10,694
   Interest On Long-Term Debt                                     92,314                                            82,782
   Allowance for Borrowed Funds Used During                            -
       Construction and Capitalized Interest                        (583)                                             (583)
   Deferred Interest Income                                       (8,815)                                           (8,815)
   Other Interest Expense                                         (2,643)                (12,097)                    9,454
                                                             -----------                --------               -----------
      Net Interest Charges                                        90,967                  (1,403)                   82,838

NET INCOME                                                       251,895                 (11,865)                  251,895
Preferred Stock Dividend Requirements                              1,464                  10,694                     1,464
                                                             -----------                --------               -----------
EARNINGS ON COMMON STOCK                                     $   253,359                $ (1,171)              $   253,359
                                                             ===========                ========               ===========



                                                                JCP&L                 JCP&L               JCP&L
                                                        Preferred Capital, Inc.  Transition Funding   Capital, L.P.
                                                        ----------------------   -----------------   -----------------


OPERATING REVENUES                                                                    $ 23,583
OPERATING EXPENSES AND TAXES:
   Fuel
   Purchased Power
   Other Operating Costs
                                                                                      --------
     Total Operating and Maintenance Expenses                                                -

   Provision for Depreciation & Amortization                                            13,870
   General Taxes
   Income Taxes
                                                                                      --------
      Total Operating Expenses and Taxes                                                13,870

OPERATING INCOME                                                                         9,713

   Other Income                                               $  1,066                      47            $ 11,031
   Equity Earnings                                                 337                       -
   Other Income Deductions                                        (131)                   (217)
   Taxes - Other Income & Deductions                              (445)                     (4)
                                                              --------                --------           ---------
OTHER INCOME                                                       827                    (174)             11,031

INCOME BEFORE NET INTEREST CHARGES                                 827                   9,539              11,031
NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends
   Interest On Long-Term Debt                                                            9,532
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest
   Deferred Interest Income
   Other Interest Expense                                            -                       -                   -
                                                              --------                --------            --------
      Net Interest Charges                                           -                   9,532                   -

NET INCOME                                                         827                       7              11,031
Preferred Stock Dividend Requirements                                                        -             (10,694)
                                                              --------                --------            --------
EARNINGS ON COMMON STOCK                                      $    827                $      7               $ 337
                                                              =========               ========            ========


The notes to the consolidated  financial  statements of JCP&L,  which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.



                                                                                                               Exhibit F-2
                                Jersey Central Power & Light Company and Subsidiary Companies
                                       Consolidating Statement of Comprehensive Income
                                            For the Year Ending December 31, 2002
                                                    (Dollars in Thousands)


                                                       Jersey Central Power
                                                         & Light Company             Eliminations            Jersey Central
                                                     and Subsidiary Companies             and                Power & Light
                                                          Consolidated                Adjustments               Company
                                                     ------------------------        -------------           --------------

Net Income                                                    $ 251,895               $(11,864)              $ 251,895

Other comprehensive loss, net of tax:

           Unrealized loss on derivative instruments               (393)                                          (393)

                                                              ---------                                      ---------
                Total other comprehensive loss                     (393)                                          (393)

                                                              ---------               --------               ---------
Comprehensive Income                                          $ 251,502               $(11,864)              $ 251,502
                                                              =========               ========               =========


                                                             JCP&L                  JCP&L                JCP&L
                                                      Preferred Capital, Inc.  Transition Funding    Capital, L.P.
                                                      ----------------------   ------------------    -------------

Net Income                                                    $ 826                 $ 7                 $ 11,031

Other comprehensive loss, net of tax:

           Unrealized loss on derivative instruments


                Total other comprehensive loss

                                                              -----                 ---                 --------
Comprehensive Income                                          $ 826                 $ 7                 $ 11,031
                                                              =====                 ===                 ========


The notes to the consolidated  financial  statements of JCP&L,  which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.


                                                                                                                    Exhibit F-2
                                Jersey Central Power & Light Company and Subsidiary Companies
                                         Consolidating Statement of Retained Earnings
                                            For the Year Ending December 31, 2002
                                                    (Dollars in Thousands)


                                                                Jersey Central Power
                                                                   & Light Company            Eliminations         Jersey Central
                                                               and Subsidiary Companies           and               Power & Light
                                                                    Consolidated              Adjustments              Company
                                                               ------------------------       -----------          --------------

Balance at beginning of period                                        $ 29,343                $    (50)               $ 29,343

          Net income                                                   251,895                 (11,864)                251,895

          Partnership distributions                                          -                     331                       -

          Cash dividends declared on common stock                     (190,700)                      -                (190,700)

          Cash dividends declared on common stock - internal                 -                     842                       -

          Cash dividends on cumulative preferred stock                  (2,125)                      -                  (2,125)

          Cash dividends on preferred stock of subsidiary                    -                  10,694                       -

          Gain on reacquisition of cumulative preferred stock            3,590                       -                   3,590

                                                                      --------                --------                --------
Balance at end of period                                              $ 92,003                $    (47)               $ 92,003
                                                                      ========                ========                ========


                                                                          JCP&L                  JCP&L               JCP&L
                                                                   Preferred Capital, Inc.  Transition Funding   Capital, L.P.
                                                                   ----------------------   ------------------  --------------

Balance at beginning of period                                             $ 50                    $ -             $     -

          Net income                                                        826                      7              11,031

          Partnership distributions                                           -                      -                (331)

          Cash dividends declared on common stock                             -                      -                   -

          Cash dividends declared on common stock - internal               (842)                     -                   -

          Cash dividends on cumulative preferred stock                        -                      -                   -

          Cash dividends on preferred stock of subsidiary                     -                      -             (10,694)

          Gain on reacquisition of cumulative preferred stock                 -                      -                   -

                                                                           ----                    ---             -------
Balance at end of period                                                   $ 34                    $ 7             $     6
                                                                           ====                    ===             =======


The notes to the consolidated  financial  statements of JCP&L,  which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.



                                                                                                                   Exhibit F-2
                                Jersey Central Power & Light Company and Subsidiary Companies
                                            Consolidating Statement of Cash Flows
                                            For the Year Ending December 31, 2002
                                                    (Dollars in Thousands)

                                                                   Jersey Central Power
                                                                     & Light Company         Eliminations        Jersey Central
                                                                  and Subsidiary Companies       and             Power & Light
                                                                       Consolidated          Adjustments            Company
                                                                  -----------------------    -----------         --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                               $ 251,895           $ (11,864)             $ 251,895
Adjustments to reconcile net cash from operating activities:
          Equity in earnings of subsidiary                                                       1,170                   (833)
          Provision for depreciation and amortization                      244,759                   -                230,889
          Other amortization                                                   849                   -                    849
          Deferred costs, net                                             (285,065)                  -               (285,065)
          Deferred income taxes, net                                       115,866                   -                115,866
          Investment tax credits, net                                       (3,551)                  -                 (3,551)
          Receivables                                                      (14,542)             24,531                (30,861)
          Materials & Supplies                                                   7                   -                      7
          Accounts Payable                                                  16,399             (24,531)                37,955
          Other                                                            (17,642)           (318,890)               291,763
                                                                         ---------           ---------              ---------
                   Net cash provided by operating activities               308,975            (329,584)               608,914
                                                                         ----------          ----------             ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
          Long-term debt                                                   318,106                   -                      -
Equity Contribution                                                              -                   -                 (1,600)
Redemptions and Repayments -
          Preferred stock                                                  (51,500)                  -                (51,494)
          Long-term debt                                                  (196,033)                (58)              (195,975)
          Short-term borrowings, net                                       (18,149)                  -                (18,149)
Dividend Payments -                                                              -                   -                      -
          Preferred stock                                                   (2,125)             10,694                 (2,125)
          Partnership distribution - internal                                    -                   -                      -
          Common stock                                                    (190,700)                  -               (190,700)
          Common stock - internal                                                -                 842                      -
                                                                         ---------           ---------              ---------
                   Net cash provided from (used for) financing activites  (140,401)             11,478               (460,043)
                                                                         ---------           ---------              ---------



CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions                                                         (97,346)                  -                (97,346)
Purchase of bondable transition property                                         -             318,106                      -
Restricted Funds                                                           (19,703)                  -                      -
Capital trust investments                                                        -                   -                      -
Loans to associated companies                                              (77,358)                  -                (77,358)
Other                                                                         (768)                  -                   (768)
                                                                         ---------           ---------              ---------
                   Net cash used for investing activities                 (195,175)            318,106               (175,472)
                                                                         ---------           ---------              ---------


Net increase in cash and cash equivalents                                  (26,601)                  -                (26,601)
Cash and cash equivalents, beginning of period                              31,424                   -                 31,422
                                                                         ---------           ---------              ---------
Cash and cash equivalents, end of period                                 $   4,823           $       -              $   4,821
                                                                         =========           =========              =========


SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
                   Interest                                              $$ 92,152           $ (12,097)             $ 104,249
                                                                         =========           =========              =========
                   Income taxes paid                                     $  83,776                 $ -              $  83,269
                                                                         =========           =========              =========


                                                                             JCP&L                    JCP&L               JCP&L
                                                                      Preferred Capital, Inc.   Transition Funding    Capital, L.P.
                                                                      -----------------------   ----------------    ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                  $   826                $       7           $ 11,031
Adjustments to reconcile net cash from operating activities:
          Equity in earnings of subsidiary
          Provision for depreciation and amortization                             -                   13,870                  -
          Other amortization                                                      -                        -                  -
          Deferred costs, net                                                     -                        -                  -
          Deferred income taxes, net                                              -                        -                  -
          Investment tax credits, net                                             -                        -                  -
          Receivables                                                        (2,674)                  (5,538)                 -
          Materials & Supplies                                                    -                        -                  -
          Accounts Payable                                                    2,758                      217                  -
          Other                                                                 (62)                   9,547                  -
                                                                            -------                ---------           --------
                   Net cash provided by operating activities                    848                   18,103             11,031
                                                                            -------                ---------           --------


CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
          Long-term debt                                                          -                  318,106                  -
Equity Contribution                                                               -                    1,600                  -
Redemptions and Repayments -
          Preferred stock                                                         -                        -                 (6)
          Long-term debt                                                          -                        -                  -
          Short-term borrowings, net                                              -                        -                  -
Dividend Payments -                                                               -                        -                  -
          Preferred stock                                                         -                        -            (10,694)
          Partnership distribution - internal                                   331                        -               (331)
          Common stock                                                            -                        -                  -
          Common stock - internal                                              (842)                       -                  -
                                                                            -------                ---------           --------
                   Net cash provided from (used for) financing acti            (511)                 319,706            (11,031)
                                                                            -------                ---------           --------



CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions                                                                -                        -                  -
Purchase of bondable transition property                                          -                 (318,106)                 -
Restricted Funds                                                                  -                  (19,703)                 -
Capital trust investments                                                         -                        -                  -
Loans to associated companies                                                     -                        -                  -
Other                                                                             -                        -                  -
                                                                            -------                ---------           --------
                   Net cash used for investing activities                         -                 (337,809)                 -
                                                                            -------                ---------           --------


Net increase in cash and cash equivalents                                         -                        -                  -
Cash and cash equivalents, beginning of period                                    1                        1                  -
                                                                            -------                ---------           --------
Cash and cash equivalents, end of period                                    $     1                $       1           $      -
                                                                            =======                =========           ========


SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
                   Interest                                                 $     -                $       -           $      -
                                                                            =======                =========           ========
                   Income taxes paid                                        $   507                $       -           $      -
                                                                            =======                =========           ========


The notes to the consolidated  financial  statements of JCP&L,  which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2001, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                       Metropolitan Edison Company and Subsidiary Companies
                                                    Consolidating Balance Sheet
                                                    ('000's) December 31, 2002

                                                           Metropolitan
                                                          Edison Company
                                                       and Subsidiary       Eliminations                                  Met-Ed
                                                         Companies               and              Metropolitan          Preferred
                                                        Consolidated         Adjustments         Edison Company         Capital II
                                                        -------------       ------------         --------------         ----------
                      ASSETS
UTILITY PLANT:
   In Service                                           $ 1,620,613                               $ 1,592,612
   Less -  Accumulated Provision For Depreciation          (547,925)                                 (536,606)
                                                        -----------                               -----------
Net Utility Plant excluding CWIP                          1,072,688                                 1,056,006
Construction Work In Progress:
   Electric Plant                                            16,078                                    16,078
                                                        -----------                               -----------
Total Construction Work In Progress                          16,078                                    16,078
                                                        -----------                               -----------
Net Utility Plant                                         1,088,766                                 1,072,084
                                                        -----------                               -----------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                      155,690                                   155,690
   Long-term Notes Receivable from Associated
     Companies                                               12,418          $ (203,093)               12,418
   Investments in Subsidiaries                                    -             (29,274)               26,598             $ 2,885
   Nonutility Plant, Net                                      1,336                                     1,336
   Other                                                     17,870                                    17,870
                                                        -----------          ----------           -----------             -------
      Total Other Property & Investments                    187,314            (232,367)              213,912               2,885
                                                        -----------          ----------           -----------             -------

CURRENT ASSETS:
   Cash and Cash Equivalents                                 15,685                                     7,328                   1
   Receivables:
      Customers                                             120,868                                   120,868
      Associated Companies                                   23,219              12,914                10,054
      Other                                                  18,235                                    18,182
   Prepayments and Other                                      9,731               8,777                   954
                                                        -----------          ----------           -----------             -------
      Total Current Assets                                  187,738              21,691               157,386                   1
                                                        -----------          ----------           -----------             -------

DEFERRED CHARGES:
   Goodwill                                                 885,832                                   893,632
   Regulatory Assets:
      Customer Receivables for Future Income Taxes          116,003                                   116,003
      Unamortized Loss on Reaquired Debt                      4,378                                     4,378
      T & D Postretirement Benefits                          19,489                                    19,489
      Regulatory Transition Charge                          986,150                                   986,150
      All Other                                              53,105                                    53,105
   Other                                                     36,030                                    36,030
                                                        -----------                               -----------
      Total Deferred Charges                              2,100,987                                 2,108,787
                                                        -----------          ----------           -----------             -------
         TOTAL ASSETS                                   $ 3,564,805          $ (210,676)          $ 3,552,169             $ 2,886
                                                        ===========          ==========           ===========             =======


                                                                  Met-Ed            Met-Ed          York Haven
                                                               Capital II,L.P    Capital Trust     Power Company
                                                               --------------    -------------     -------------
                      ASSETS
UTILITY PLANT:
   In Service                                                                                         $ 28,001
   Less -  Accumulated Provision For Depreciation                                                      (11,319)
                                                                                                      --------
Net Utility Plant excluding CWIP                                                                        16,682
Construction Work In Progress:
   Electric Plant

Total Construction Work In Progress
                                                                                                      --------
Net Utility Plant                                                                                       16,682
                                                                                                      --------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust
   Long-term Notes Receivable from Associated
     Companies                                                   $ 103,093         $ 100,000
   Investments in Subsidiaries                                        (209)
   Nonutility Plant, Net
   Other
                                                                 ---------         ---------
      Total Other Property & Investments                           102,884           100,000
                                                                 ---------         ---------

CURRENT ASSETS:
   Cash and Cash Equivalents                                             1                               8,355
   Receivables:
      Customers
      Associated Companies                                                                                 251
      Other                                                                                                 53
   Prepayments and Other
                                                                 ---------                            --------
      Total Current Assets                                               1                            8,659.00
                                                                 ---------                            --------

DEFERRED CHARGES:
   Goodwill                                                                           (7,800)
   Regulatory Assets:
      Customer Receivables for Future Income Taxes
      Unamortized Loss on Reaquired Debt
      T & D Postretirement Benefits
      Regulatory Transition Charge
      All Other
   Other
                                                                                   ---------
      Total Deferred Charges                                                          (7,800)
                                                                 ---------         ---------          --------
         TOTAL ASSETS                                            $ 102,885         $  92,200          $ 25,341
                                                                 =========         =========          ========

The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2

                                       Metropolitan Edison Company and Subsidiary Companies
                                                    Consolidating Balance Sheet
                                                    ('000's) December 31, 2002

                                                     Metropolitan
                                                    Edison Company
                                                    and Subsidiary       Eliminations                                 Met-Ed
                                                      Companies               and              Metropolitan         Preferred
                                                     Consolidated         Adjustments         Edison Company        Capital II
                                                    --------------       ------------         --------------        ----------

           CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
      Common Stock                                    $ 1,297,784         $   (1,164)           $ 1,297,784           $     1
      Other Paid-In Capital                                     0            (27,019)                                   2,902
      Accumulated Other Comprehensive Income                  (39)                                      (39)
      Retained Earnings                                    17,841             (1,091)                17,841              (261)
                                                      -----------         ----------            -----------           -------
      Total Common Stockholder's Equity                 1,315,586            (29,274)             1,315,586             2,642
   Company-Obligated Trust Preferred Securities            92,409
   Long-Term Debt                                         538,790           (203,093)               641,883
                                                      -----------         ----------            -----------           -------
      Total Capitalization                              1,946,785           (232,367)             1,957,469             2,642
                                                      -----------         ----------            -----------           -------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                        60,467                                    60,467
   Accounts Payable:
      Associated Companies                                 56,861             (9,335)                65,245                73
      Other                                                28,583                                    28,583
   Notes Payable:
      Associated Companies                                 88,299                                    88,299
   Accrued Taxes                                           16,096             31,026                (14,095)              171 )
   Accrued Interest                                        16,448                                    16,448
   Other                                                   11,690                                    11,690
                                                      -----------        -----------            -----------           -------
Total Current Liabilities                                 278,444             21,691                256,637               244 )
                                                      -----------         ----------            -----------           -------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes                      316,757                                   315,281
   Accumulated Deferred Investment Tax Credits             12,518                                    12,481
   Power Purchase Contract Loss Liability                 660,507                                   660,507
   Nuclear Fuel Disposal Fee                               37,541                                    37,541
   Nuclear Plant Decommissioning Costs                    270,611                                   270,611
   Pensions & Other Postretirement Benefits                 1,354                                     1,354
   Other                                                   40,288                                    40,288
                                                      -----------                               -----------
Total Deferred Credits                                  1,339,576                                 1,338,063
                                                      -----------                               -----------

                                                      -----------         ----------            -----------           -------
      Total Capitalization & Liabilities              $ 3,564,805         $ (210,676)           $ 3,552,169           $ 2,886
                                                      ===========         ==========            ===========           =======


                                                             Met-Ed              Met-Ed           York Haven
                                                          Capital II,L.P      Capital Trust      Power Company
                                                          --------------      -------------      -------------

           CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
     Common Stock                                                                                   $  1,163
      Other Paid-In Capital                                  $   3,117                                21,000
      Accumulated Other Comprehensive Income
      Retained Earnings                                           (232)         $   (209)              1,793
                                                             ---------          --------            --------
      Total Common Stockholder's Equity                          2,885              (209)             23,956
   Company-Obligated Trust Preferred Securities                                   92,409
   Long-Term Debt                                              100,000
                                                             ---------          --------            --------
      Total Capitalization                                     102,885            92,200              23,956
                                                             ---------          --------            --------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt
   Accounts Payable:
      Associated Companies                                                                               878
      Other
   Notes Payable:
      Associated Companies
   Accrued Taxes                                                                                      (1,006)
   Accrued Interest
   Other
                                                                                                    --------
Total Current Liabilities                                                                               (128)
                                                                                                    --------

DEFERRED CREDITS:
   Accumulated Deferred Income Taxes                                                                   1,476
   Accumulated Deferred Investment Tax Credits                                                            37
   Power Purchase Contract Loss Liability
   Nuclear Fuel Disposal Fee
   Nuclear Plant Decommissioning Costs
   Pensions & Other Postretirement Benefits
   Other
                                                                                                    --------
Total Deferred Credits                                                                                 1,513
                                                                                                    --------

                                                             ---------          --------            --------
      Total Capitalization & Liabilities                     $ 102,885          $ 92,200            $ 25,341
                                                             =========          ========            ========


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                       Metropolitan Edison Company and Subsidiary Companies
                                                 Consolidating Statement of Income
                                                             ('000's)
                                   For the Period from January 1, 2002 through December 31, 2002

                                                   Metropolitan
                                                  Edison Company           Eliminations
                                                  and Subsidiary              and              Metropolitan           Met-Ed
                                               Companies Consolidated       Adjustments        Edison Company     Preferred Cap II
                                               ----------------------    ---------------    -------------------   ----------------

OPERATING REVENUES                                    $986,608               $(5,387)             $986,449
OPERATING EXPENSES AND TAXES:
   Fuel
   Purchased Power                                     604,305                (5,387)              609,692
   Other Operating Costs                               115,371                                     113,360
                                                      --------               -------              --------
     Total Operating and Maintenance Expenses          719,676                (5,387)              723,052

   Provision for Depreciation & Amortization            81,419                                      80,061
   General Taxes                                        66,795                                      67,310
   Income Taxes                                         27,447                     2                26,267
                                                      --------                ------              --------
      Total Operating Expenses and Taxes               895,337                (5,385)              896,690

                                                      --------                ------              --------
OPERATING INCOME                                        91,271                    (2)               89,759

   Other Income                                         42,927               (14,927)               42,916
   Equity Earnings                                           0                (1,335)                1,525              $19
   Other Income Deductions                              (4,260)                                     (4,247)             (13)
   Taxes - Other Income & Deductions                   (16,925)                    2               (16,922)              (2)
                                                      --------               -------              --------              ---
OTHER INCOME                                            21,742               (16,260)               23,272                4

                                                      --------                ------              --------              ---
INCOME BEFORE NET INTEREST CHARGES                     113,013               (16,262)              113,031                4
NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends                      7,559                 7,559
   Interest On Long-Term Debt                           40,774                                      40,774
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest              (470)                                       (470)
   Deferred Interest Income                               (710)                                       (710)
   Other Interest Expense                                2,636               (14,927)               10,213
                                                      --------               -------              --------
      Net Interest Charges                              49,789                (7,368)               49,807

                                                      --------               -------              --------              ---
NET INCOME                                              63,224                (8,894)               63,224                4
Preferred Stock Dividend Requirements                        0                (7,559)
                                                      --------               -------              --------              ---
EARNINGS ON COMMON STOCK                              $ 63,224               $(1,335)              $63,224              $ 4
                                                      ========               =======              ========              ===




                                                           Met-Ed           Met-Ed        York Haven
                                                       Capital II,L.P    Capital Trust   Power Company
                                                       --------------    -------------   -------------

OPERATING REVENUES                                                                         $   5,546
OPERATING EXPENSES AND TAXES:
   Fuel
   Purchased Power
   Other Operating Costs                                                                       2,011
                                                                                           ---------
     Total Operating and Maintenance Expenses                                               2,011.00

   Provision for Depreciation & Amortization                                                   1,358
   General Taxes                                                                                (515)
   Income Taxes                                                                                1,178
                                                                                           ---------
      Total Operating Expenses and Taxes                                                    4,032.00

                                                                                           ---------
OPERATING INCOME                                                                            1,514.00

   Other Income                                            $7,577             $7,350              11
   Equity Earnings                                           (209)
   Other Income Deductions
   Taxes - Other Income & Deductions                                                              (3)
                                                           ------             ------       ---------
OTHER INCOME                                                7,368              7,350               8

                                                           ------             ------       ---------
INCOME BEFORE NET INTEREST CHARGES                          7,368              7,350           1,522
NET INTEREST CHARGES:
   Subsidiaries Preferred Dividends
   Interest On Long-Term Debt
   Allowance for Borrowed Funds Used During
       Construction and Capitalized Interest
   Deferred Interest Income
   Other Interest Expense                                   7,350
                                                           ------
      Net Interest Charges                                  7,350

                                                           ------             ------       ---------
NET INCOME                                                     18              7,350           1,522
Preferred Stock Dividend Requirements                                          7,559
                                                           ------             ------       ---------
EARNINGS ON COMMON STOCK                                   $   18             $ (209)      $   1,522
                                                           ======             ======       =========


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.



                                                                                                                       Exhibit F-2
                                     Metropolitan Edison Company and Subsidiary Companies
                                       Consolidating Statement of Comprehensive Income
                                                           ('000's)
                                For the Period from January 1, 2002 through December 31, 2002

                                                    Metropolitan
                                                    Edison Company
                                                    and Subsidiary    Eliminations     Metropolitan      Met-Ed         Met-Ed
                                                      Companies           and            Edison        Preferred       Preferred
                                                    Consolidated       Adjustments       Company      Capital, II    Capital II, LP
                                                   ---------------   --------------   -------------   -----------    --------------

Net Income                                            $63,224           $(8,894)         $63,224           $4              $18

Other comprehensive income/(loss), net of tax:

         Net unrealized gains on investments               17                                 17

         Other electricity option hedging                 (67)                               (67)
                                                      -------                            -------
              Total other comprehensive income            (50)                               (50)

                                                      -------           -------          -------           --              ---
Comprehensive income                                  $63,174           $(8,894)         $63,174           $4              $18
                                                      =======           =======          =======           ==              ===


                                                         Met-Ed        York Haven
                                                         Capital          Power
                                                          Trust          Company
                                                        ---------      ----------
Net Income                                               $7,350          $1,522

Other comprehensive income/(loss), net of tax:

         Net unrealized gains on investments

         Other electricity option hedging

              Total other comprehensive income

                                                         ------          ------
Comprehensive income                                     $7,350          $1,522
                                                         ======          ======


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on
Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                                       Exhibit F-2
                                       Metropolitan Edison Company and Subsidiary Companies
                                           Consolidating Statement of Retained Earnings
                                                             ('000's)
                                   For the Period from January 1, 2002 through December 31, 2002

                                                              Metropolitan
                                                             Edison Company
                                                             and Subsidiary       Eliminations      Metropolitan         Met-Ed
                                                               Companies              and             Edison            Preferred
                                                              Consolidated        Adjustments         Company           Capital II
                                                            ---------------       ------------     -------------      --------------

Balance at beginning of period                                   $14,617            $  (210)          $(14,617             $( 37)

       Net income                                                 63,224             (8,894)            63,224                 4

       Partnership Distribution                                        0                227

       Cash dividends declared on common stock                         0                227                                 (227)

       Cash dividends on cumulative preferred stock              (60,000)             7,559             60,000)

                                                                 -------            -------           --------             -----
Balance at end of period                                         $17,841            %(1,091)          $ 17,841             $(260)
                                                                 =======            =======           ========             =====

                                                                                          Met-Ed         York Haven
                                                                      Met-Ed             Capital            Power
                                                                    Capital II, LP        Trust            Company
                                                                   --------------      ----------       -----------

Balance at beginning of period                                         $( 23)             $    0           $  270

       Net income                                                         18               7,350            1,522

       Partnership Distribution                                         (227)

       Cash dividends declared on common stock

       Cash dividends on cumulative preferred stock                                       (7,559)

                                                                       ------             -------          ------
Balance at end of period                                               $(232)             $ (209)          $1,792
                                                                       ======             ======           ======


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                                       Exhibit F-2
                                       Metropolitan Edison Company and Subsidiary Companies
                                               Consolidating Statement of Cash Flows
                                                             ('000's)
                                              For the Period Ended December 31, 2003

                                                                           Metropolitan
                                                                          Edison Company      Eliminations      Metropolitan
                                                                          and Subsidiary         and           Edison Company
                                                                     Companies Consolidated   Adjustments         Company
                                                                     ----------------------   ------------     --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                  $ 63,224            % (8,894)        $  63,224
Adjustments to reconcile net cash from operating activities:
          Equity in earnings of subsidiary                                                         1,335           (1,526)
          Provision for depreciation and amortization                         81,419                               80,061
          Other amortization                                                  (2,528)                              (2,528)
          Deferred costs recoverable as regulatory assets                    (18,938)                             (18,938)
          Deferred income taxes, net                                          23,356                               23,334
          Investment tax credits, net                                           (792)                                (792)
          Receivables                                                        (24,672)            (55,478)          20,288
          Materials & Supplies                                                                                          0
          Accounts Payable                                                   (18,657)             38,051          (53,175)
          Other, net                                                            (538)             17,409          (16,164)
                                                                            --------            --------         --------
                  Net cash (used for) provided by operating activities       101,874              (7,577)          93,784
                                                                            --------            --------         --------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
          Long-term debt                                                      49,750                               49,750
          Short-term borrowings, net                                          16,288                               16,288
Redemptions and Repayments -                                                                                            0
          Preferred stock                                                                                               0
          Long-term debt                                                     (60,000)                             (60,000)
          Short-term borrowings, net                                                                                    0
Dividend Payments -                                                                                                     0
          Common stock                                                       (60,000)                  0          (60,000)
          Preferred stock                                                                          7,350                0
          Partnership distribution - internal                                                          0                0
          Common stock - internal                                                                    227                0
                                                                            --------            --------         --------
                  Net cash (used for) provided by financing activities       (53,962)              7,577          (53,962)
                                                                            ---------           ---------        --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions                                                           (44,533)                             (44,185)
Contribution to Decommissioning trust                                        (12,729)                             (12,729)
Other                                                                           (239)                                (239)
                                                                            ---------           --------         --------
                  Net cash (used for) investing activities                   (57,501)                  0          (57,153)
                                                                            ---------           --------         --------

Net increase (decrease) in cash and cash equivalents                          (9,589)                  0          (17,331)
Cash and cash equivalents, beginning of period                                25,274                               24,658
                                                                            --------            --------         --------
Cash and cash equivalents, end of period                                    $ 15,685           $       0         $  7,327
                                                                            ========            ========         ========

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
                                                                            --------            --------         --------
                  Interest                                                  $ 46,266            $ (7,368)        $ 46,284
                                                                            ========            ========         ========
                  Income taxes paid                                         $ 34,385                             $ 32,421
                                                                            ========            ========         ========



                                                                         Met-Ed           Met-Ed         Met-Ed        York Haven
                                                                     Preferred Cap II  Capital II,L.P  Capital Trust  Power Company
                                                                     ----------------  --------------  -------------  --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                             $    4               $   18        $ 7,350        $  1,522
Adjustments to reconcile net cash from operating activities:
          Equity in earnings of subsidiary                                (18)                 209
          Provision for depreciation and amortization                                                                       1,358
          Other amortization
          Deferred costs recoverable as regulatory assets
          Deferred income taxes, net                                                                                           22
          Investment tax credits, net
          Receivables                                                    (113)                                             10,631
          Materials & Supplies
          Accounts Payable                                                 73                                              (3,606)
          Other, net                                                       54                                              (1,837)
                                                                       -------              ------        --------       --------
                Net cash (used for) provided by operating activities        0                  227          7,350           8,090
                                                                       ------               ------        -------        --------

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
          Long-term debt
          Short-term borrowings, net
Redemptions and Repayments -
          Preferred stock
          Long-term debt
          Short-term borrowings, net
Dividend Payments -
          Common stock
          Preferred stock                                                                                  (7,350)
          Partnership distribution - internal                             227                 (227)
          Common stock - internal                                        (227)
                                                                       ------               ------        -------        --------
                Net cash (used for) provided by financing activities        0                 (227)        (7,350)              0
                                                                       ------               ------        -------        --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions                                                                                                           (348)
Contribution to Decommissioning trust
Other
                                                                       ------               ------        --------       --------
                  Net cash (used for) investing activities                  0                    0              0            (348)
                                                                       ------               ------        --------       --------

Net increase (decrease) in cash and cash equivalents                        0                    0              0           7,742
Cash and cash equivalents, beginning of period                              1                    1                            614
                                                                       ------               ------        -------        --------
Cash and cash equivalents, end of period                               $    1               $    1        $     0        $  8,356
                                                                       ======               ======        =======        ========

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
                                                                       ------               ------        -------        --------
                  Interest                                                                  $7,350
                                                                       ======               ======        =======        ========
                  Income taxes paid/(refunded)                                              $  (71)                      $  2,035
                                                                       ======               ======        =======        ========


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form
10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                         Exhibit F-2

                             Pennsylvania Electric Company and Subsidiary Companies
                                         Consolidating Balance Sheet
                                              December 31, 2002
                                                (In Thousands)
                           ----------------------------------------------------------

                                                        Pennsylvania
                                                      Electric Company
                                                       and Subsidiary    Eliminations  Pennsylvania     Penelec
                                                        Companies            and         Electric      Preferred
                                                       Consolidated      Adjustments      Company    Capital II, Inc.
                                                     -----------------  -------------  ------------  ----------------
                   ASSETS

UTILITY PLANT:
   In Service                                           $1,844,999                      $1,844,984
   Less - Total Accum Provision For Depreciation          (647,581)                       (647,581)
                                                        ----------                      ----------
Net Utility Plant excluding Construction Work In
  Progress                                               1,197,418                       1,197,403
Construction Work In Progress:
   Electric Plant                                           19,200                          19,200
                                                        ----------                      ----------
Total Construction Work In Progress                         19,200                          19,200
                                                        ----------                      ----------
Net Utility Plant                                        1,216,618                       1,216,603
                                                        ----------                      ----------

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust                      88,818                          88,818
   Non Utility Generation Trust                            109,881                         109,881
   Long-term Notes Receivable from Associated
     Company                                                15,515        $(203,093)        15,515
   Investments in Subsidiaries                                   0           (6,480)         3,814      $2,880
   Nonutility Plant, Net                                       343                             343
   Other                                                     9,082                           9,082
                                                        ----------        ---------     ----------      ------
      Total Other Property & Investments                   223,639         (209,573)       227,453       2,880
                                                        ----------        ---------     ----------      ------

CURRENT ASSETS:
   Cash and Cash Equivalents                                10,310                          10,308           1
   Receivables:
      Customers                                            128,303                         128,303
      Associated Companies                                  45,236          (28,148)        71,617
      Other                                                 16,185                          16,184
   Prepayments and Other                                     2,551                           2,551
                                                        ----------        ---------     ----------      ------
      Total Current Assets                                 202,585          (28,148)       228,963           1
                                                        ----------        ---------     ----------      ------

DEFERRED CHARGES:
   Goodwill                                                898,086                         906,086
   Regulatory Assets:
      Customer Receivables for Future Income Tax           124,488                         124,488
      Unamortized Loss on Reaquired Debt                     5,198                           5,198
      Regulatory Transition Charge                         434,193                         434,193
      All Other                                             35,783                          35,783
   Accumulated Deferred Income Taxes                         1,517                           1,460
   Other                                                    21,147                          21,147
                                                        ----------                      ----------
      Total Deferred Charges                             1,520,412                       1,528,355
                                                        ----------        ---------     ----------      ------
         TOTAL ASSETS                                   $3,163,254        $(237,721)    $3,201,374      $2,881
                                                        ==========        =========     ==========      ======


                                                                                                Waverly
                                                                        Penelec     Nineveh    Elec. Light
                                                         Penelec         Capital     Water      and Power
                                                     Capital II, L.P.     Trust     Company      Company
                                                     ----------------   ---------   -------    -----------

                   ASSETS

UTILITY PLANT:
   In Service                                                                                      $15
   Less - Total Accum Provision For Depreciation
                                                                                                   ---
Net Utility Plant excluding Construction Work In
  Progress                                                                                          15
Construction Work In Progress:
   Electric Plant

Total Construction Work In Progress
                                                                                                   ---
Net Utility Plant                                                                                   15
                                                                                                   ---

OTHER PROPERTY & INVESTMENTS:
   Nuclear Plant Decommissioning Trust
   Non Utility Generation Trust
   Long-term Notes Receivable from Associated
     Company                                            $103,093       $100,000
   Investments in Subsidiaries                              (214)
   Nonutility Plant, Net
   Other

                                                        --------       --------
      Total Other Property & Investments                 102,879        100,000
                                                        --------       --------

CURRENT ASSETS:
   Cash and Cash Equivalents                                   1
   Receivables:
      Customers
      Associated Companies                                                          $1,767
      Other                                                                              1
   Prepayments and Other

                                                        --------        -------    -------         ---
      Total Current Assets                                     1                     1,768           0
                                                        --------        -------     ------         ---

DEFERRED CHARGES:
   Goodwill                                                              (8,000)
   Regulatory Assets:
      Customer Receivables for Future Income Tax
      Unamortized Loss on Reaquired Debt
      Regulatory Transition Charge
      All Other
   Accumulated Deferred Income Taxes                                                    57
   Other
                                                                       --------     ------
      Total Deferred Charges                                             (8,000)        57
                                                        --------       --------     ------         ---
         TOTAL ASSETS                                   $102,880       $ 92,000     $1,825         $15
                                                        ========       ========     ======         ===

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                                   Exhibit F-2
                               Pennsylvania Electric Company and Subsidiary Companies
                                             Consolidating Balance Sheet
                                                  December 31, 2002
                                                   (In Thousands)
                             -----------------------------------------------------------

                                                             Pennsylvania
                                                           Electric Company
                                                            and Subsidiary     Eliminations    Pennsylvania        Penelec
                                                              Companies            and           Electric         Preferred
                                                             Consolidated      Adjustments        Company      Capital II, Inc.
                                                          -----------------    -------------   -------------   ----------------

               CAPITALIZATION & LIABILITIES

CAPITALIZATION:

   Common Stockholder's Equity:
      Common Stock                                            $  105,812        $     (16)      $  105,812          $    1
      Other Paid-In Capital                                    1,215,256           (7,214)       1,215,256           2,908
      Accumulated Other Comprehensive Income/ (Loss)                 (69)                              (69)
      Retained Earnings                                           32,705              750           32,705            (264)
                                                              ----------        ---------       ----------          ------
      Total Common Stockholder's Equity                        1,353,704           (6,480)       1,353,704           2,645
                                                              ----------        ---------       ----------          ------
      Company Obligated Trust Preferred Securities                92,214
   Long-Term Debt                                                470,273         (203,093)         573,366
                                                              ----------        ---------       ----------          ------
      Total Capitalization                                     1,916,191         (209,573)       1,927,070           2,645
                                                              ----------        ---------       ----------          ------

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt                                  813                               813
   Accounts Payable:
      Associated Companies                                       129,907          (28,148)         158,010              42
      Other                                                       29,690                            29,690
   Notes Payable:
      Associated Companies                                        90,427                            90,427
   Accrued Taxes                                                  21,271                            20,559             194
   Accrued Interest                                               12,694                            12,580
   Other                                                           8,409                             8,410
                                                              ----------        ---------       ----------          ------
Total Current Liabilities                                        293,211         (28,148)          320,489             236
                                                              ----------        ---------       ----------          ------

DEFERRED CREDITS:
   Accumulated Deferred Invest Tax Credits                        10,924                            10,887
   Power Purchase Contract Loss Liability                        765,063                           765,063
   Nuclear Fuel Disposal Fee                                      18,771                            18,771
   Nuclear Plant Decommissioning Costs                           135,450                           135,450
   Pensions & Other Postretirement Benefits                        1,041                             1,041
   Other                                                          22,603                            22,603
                                                              ----------        ---------       ----------
Total Deferred Credits                                           953,852                0          953,815
                                                              ----------        ---------       ----------          ------
      Total Capitalization & Liabilities                      $3,163,254        $(237,721)      $3,201,374          $2,881
                                                              ==========        =========       ==========          ======


                                                                                                              Waverly
                                                                                    Penelec     Nineveh     Elec. Light
                                                                     Penelec        Capital      Water       and Power
                                                                 Capital II, L.P.    Trust      Company       Company
                                                                 ----------------   --------    -------     -----------

               CAPITALIZATION & LIABILITIES

CAPITALIZATION:
   Common Stockholder's Equity:
    Common Stock                                                                                                $15
      Other Paid-In Capital                                          $  3,116                    $1,190
      Accumulated Other Comprehensive Income/ (Loss)
      Retained Earnings                                                  (236)      $  (214)        (36)
                                                                     --------       -------      ------         ---
      Total Common Stockholder's Equity                                 2,880          (214)      1,154          15
                                                                     --------       -------      ------         ---
      Company Obligated Trust Preferred Securities                                   92,214
   Long-Term Debt                                                     100,000
                                                                     --------       -------      ------         ---
      Total Capitalization                                            102,880        92,000       1,154          15
                                                                     --------       -------      ------         ---

CURRENT LIABILITIES:
   Currently Payable Long-Term Debt
   Accounts Payable:
      Associated Companies                                                                            3
      Other
   Notes Payable:
      Associated Companies
   Accrued Taxes                                                                                    518
   Accrued Interest                                                                                 114
   Other                                                                                             (1)
                                                                     --------       -------      ------         ---
Total Current Liabilities                                                   0                       634           0
                                                                     --------       -------      ------         ---

DEFERRED CREDITS:
   Accumulated Deferred Invest Tax Credits                                                           37
   Power Purchase Contract Loss Liability
   Nuclear Fuel Disposal Fee
   Nuclear Plant Decommissioning Costs
   Pensions & Other Postretirement Benefits
   Other
                                                                                                 ------
Total Deferred Credits                                                                               37
                                                                     --------       -------      ------         ---
      Total Capitalization & Liabilities                             $102,880       $92,000      $1,825         $15
                                                                     ========       =======      ======         ===

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.

                                                                                                                        Exhibit F-2
                                       Pennsylvania Electric Company and Subsidiary Company
                                                 Consolidating Statement of Income
                                              For the period ending December 31, 2002
                                                          (In Thousands)
                         --------------------------------------------------------------------------------

                                                             Pennsylvania
                                                           Electric Company
                                                            and Subsidiary       Eliminations                             Penelec
                                                               Companies             and           Pennsylvania         Preferred
                                                             Consolidated        Adjustments     Electric Company    Capital II, Inc
                                                           ----------------      ------------    ----------------    ---------------

     OPERATING REVENUES                                       $1,027,102                           $1,027,102

     OPERATING EXPENSES AND TAXES:
        Purchased Power                                          649,725                              649,725
        Other Operating Costs                                    132,996                              132,996
                                                              ----------                           ----------
            Total Operating and Maintenance Expenses             782,721                              782,721

        Provision for Depreciation and Amortization               61,477                               61,477
        General Taxes                                             65,301                               65,295
        Income Taxes                                              29,414                               29,428
                                                              ----------                           ----------
            Total Operating Expenses and Taxes                   938,913                              938,921
                                                                       0
     OPERATING INCOME                                             88,189                               88,181
                                                                       0
        Other income                                               9,003           ($14,601)            8,696
        Equity Earnings                                                0                223               (22)           $ 13
        Other Income Deductions                                   (2,426)                              (2,413)            (13)
        Taxes - Other Income & Deductions                         (4,834)                              (4,834)             (0)
                                                              ----------           --------        ----------            ----
     OTHER INCOME                                                  1,743            (14,378)            1,427               0
                                                                       0
                                                              ----------           --------        ----------            ----
     INCOME BEFORE NET INTEREST CHARGES                           89,932            (14,378)           89,608               0
                                                              ----------           --------        ----------            ----
                                                                       0
     NET INTEREST CHARGES:                                             0
        Subsidiaries' Preferred Stock Dividend Requirements        7,554              7,554
        Interest On Long-Term Debt                                31,758                               31,758
        Allowance for Borrowed Funds Used During                       0
           Construction and Capitalized Interest                     (52)                                 (52)
        Deferred Interest                                         (3,299)                              (3,299)
        Other Interest Expense                                     3,061            (14,601)           10,291
                                                              ----------           --------        ----------            ----
           Net Interest Charges                                   39,022             (7,047)           38,698               0
                                                                       0
                                                                       0
     NET INCOME/ (LOSS)                                           50,910             (7,331)           50,910               0
     Preferred Stock Dividend Requirements                             0              7,554                 0               0
                                                              ----------           --------        ----------            ----
     Earnings/(Losses) on Common Stock                        $   50,910           $    223        $   50,910            $  0
                                                              ==========           ========        ==========            ====

                                                                                                                  Waverly
                                                                                       Penelec      Nineveh     Elec. Light
                                                                      Penelec          Capital       Water      and Power
                                                                   Capital II, LP      Trust        Company      Company
                                                                   --------------      --------     -------     -----------

     OPERATING REVENUES

     OPERATING EXPENSES AND TAXES:
        Purchased Power
        Other Operating Costs

            Total Operating and Maintenance Expenses

        Provision for Depreciation and Amortization
        General Taxes                                                                                $  6
        Income Taxes                                                                                  (14)
                                                                                                     ----
            Total Operating Expenses and Taxes                                                         (8)

     OPERATING INCOME                                                                                   8

        Other income                                                   $7,568          $7,340
        Equity Earnings                                                  (214)
        Other Income Deductions
        Taxes - Other Income & Deductions
                                                                       ------          ------        ----
     OTHER INCOME                                                       7,354           7,340           0

                                                                       ------          ------        ----
     INCOME BEFORE NET INTEREST CHARGES                                 7,354           7,340           8
                                                                       ------          ------        ----

     NET INTEREST CHARGES:
        Subsidiaries' Preferred Stock Dividend Requirements
        Interest On Long-Term Debt
        Allowance for Borrowed Funds Used During
           Construction and Capitalized Interest
        Deferred Interest
        Other Interest Expense                                          7,340                          31
                                                                       ------          ------        ----
           Net Interest Charges                                         7,340               0          31


     NET INCOME/ (LOSS)                                                    14           7,340         (23)
     Preferred Stock Dividend Requirements                                  0          (7,554)          0
                                                                       ------          ------        ----           ---
     Earnings/(Losses) on Common Stock                                 $   14          $ (214)       ($23)          $ 0
                                                                       ======          ======        ====           ===


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                 Exhibit F-2

                            Pennsylvania Electric Company and Subsidiary Companies
                                 Consolidating Statement of Retained Earnings
                                    For the period ending December 31, 2002
                                                (In Thousands)
                    -----------------------------------------------------------------------

                                                Pennsylvania
                                              Electric Company
                                               and Subsidiary   Eliminations   Pennsylvania     Penelec
                                                 Companies          and          Electric      Preferred
                                                Consolidated     Adjustments     Company     Capital II, Inc.
                                              ----------------  -------------  ------------  ---------------

Balance at beginning of year                       $10,795         $    73        $10,795         $ (37)

  Net Income/(Loss)                                 50,910          (7,331)        50,910             0

  Partnership distributions                              0             227

  Cash dividends declared on common stock          (29,000)            227        (29,000)         (227)

  Cash dividends on cumulative preferred stock           0           7,554

                                                   -------         -------        -------         -----
Balance at end of year                             $32,705         $  $750        $32,705         $(264)
                                                   =======         =======         =======        =====


                                                                                     Waverly
                                                                Penelec   Nineveh  Elec. Light
                                                  Penelec       Capital    Water    and Power
                                              Capital II, L.P.   Trust    Company    Company
                                              ----------------  --------  -------  -----------

Balance at beginning of year                       $ (23)                   $(13)

  Net Income/(Loss)                                   13          $7,340     (22)       $0

  Partnership distributions                         (227)

  Cash dividends declared on common stock

  Cash dividends on cumulative preferred stoc                     (7,554)

                                                   -----          ------    -----       --
Balance at end of year                             $(237)         $ (214)   $(35)       $0
                                                   =====          ======    =====       ==


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.

                                                                                                           Exhibit F-2
                                  Pennsylvania Electric Company and Subsidiary Companies
                                      Consolidating Statement of Comprehensive Income
                                          For the period ending December 31, 2002
                                                      (In Thousands)
                        --------------------------------------------------------------------------

                                                      Pennsylvania
                                                    Electric Company
                                                     and Subsidiary   Eliminations   Pennsylvania      Penelec
                                                       Companies           and         Electric       Preferred
                                                       Consolidated     Adjustments     Company     Capital II, Inc.
                                                    ----------------  -------------  -------------  -----------------

Net Income/(Loss)                                       $50,910         $(7,331)        $50,910           $0

Other comprehensive income/ (loss), net of tax:

Unrealized gain on investment                               (72)                            (72)

Unrealized loss on derivativ
  instruments                                                 3                               3

                                                        -------                         -------
    Total other comprehensive
      income                                                (69)                            (69)

                                                        -------          ------         -------           --
Comprehensive Income/(Loss)                             $50,841         $(7,331)        $50,841           $0
                                                        =======          ======         =======           ==


                                                                                           Waverly
                                                                      Penelec  Nineveh  Elec. Light
                                                       Penelec        Capital    Water   and Power
                                                    Capital II, L.P.  Trust    Company    Company
                                                    ----------------  -------  -------  -----------

Net Income/(Loss)                                         $13         $7,340    $(22)       $0

Other comprehensive income/ (loss), net of tax:

Unrealized gain on investment

Unrealized loss on derivativ
  instruments


    Total other comprehensive
      income

                                                          ---         ------    ----        --
Comprehensive Income/(Loss)                               $13         $7,340    $(22)       $0
                                                          ===         ======    ====        ==


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.


                                                                                                                         Exhibit F-2

                                      Pennsylvania Electric Company and Subsidiary Companies
                                               Consolidating Statement of Cash Flows
                                      For the Period Ending December 31, 2002 (in thousands)

                                                                Pennsylvania
                                                               Electric Company
                                                                and Subsidiary      Eliminations    Pennsylvania        Penelec
                                                                   Companies           and            Electric         Preferred
                                                                 Consolidated       Adjustments        Company       Capital II, Inc
                                                               ----------------     ------------    -------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(Loss)                                                  $50,910            $(7,331)         $50,910
Adjustments to reconcile net cash from operating activities:
     Equity in earnings of subsidiary                                                    (223)              22             $(13)
     Provision for depreciation and amortization                    61,476                              61,476
     Other amortization                                                 94                                  94
     Deferred costs recoverable as regulatory assets               (58,953)                            (58,953)
     Deferred income taxes, net                                     11,893                              11,893
     Investment tax credits, net                                    (1,032)                             (1,032)
     Receivables                                                   (27,509)                            (25,900)
     Accounts payable                                               (5,514)                             (7,097)             (35)
     Other                                                           7,947                               7,886               48
                                                                   -------            -------          -------             ----
         Net cash provided from (used for) operating activities     39,312             (7,554)          39,299               (0)
                                                                   -------            -------          -------             ----


CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
     Short-term borrowings, net                                     12,804                              12,804
Redemptions and Repayments -
     Long-term debt                                                (49,973)                            (49,973)
Dividend Payments -
     Common stock                                                  (29,000)                            (29,000)
     Preferred stock                                                                    7,340
     Partnership distribution - internal                                                                                    227
     Common stock - internal                                                              214               13             (227)
                                                                   -------            -------          -------             ----
        Net cash provided from (used for) financing activities     (66,169)             7,554          (66,156)               0
                                                                   -------            -------          -------             ----


CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions                                                 (50,671)                            (50,671)
Proceeds from nonutility generation trusts                          49,044                              49,044
Other                                                                 (239)                               (239)
                                                                   -------            -------          -------             ----
        Net cash provided from (used for) investing activities      (1,866)                             (1,866)
                                                                   -------            -------          -------             ----


Net decrease in cash and cash equivalents                          (28,723)                            (28,723)
Cash and cash equivalents, beginning of period                      39,033                              39,031                1
                                                                   -------            -------          -------             ----
Cash and cash equivalents, end of period                           $10,310                             $10,308             $  1
                                                                   =======            =======          =======             ====


SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
        Interest                                                   $32,695            $(7,047)         $30,820
                                                                   =======            =======          =======
        Income taxes paid/(refunded)                               $43,613                             $43,680
                                                                   =======                             =======


                                                                                                                    Waverly
                                                                                         Penelec       Nineveh     Elec. Light
                                                                       Penelec           Capital        Water       and Power
                                                                    Capital II, L.P.      Trust        Company       Company
                                                                    ----------------     -------       -------     -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(Loss)                                                        $   13           $7,340       $  ($22)
Adjustments to reconcile net cash from operating activities:
     Equity in earnings of subsidiary                                       214
     Provision for depreciation and amortization
     Other amortization
     Deferred costs recoverable as regulatory assets
     Deferred income taxes, net
     Investment tax credits, net
     Receivables                                                                                        (1,609)
     Accounts payable                                                                                    1,618
     Other                                                                                                  13
                                                                         ------           ------       -------        ----
         Net cash provided from (used for) operating activities             227            7,340            (0)
                                                                         ------           ------       -------        ----


CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
     Short-term borrowings, net
Redemptions and Repayments -
     Long-term debt
Dividend Payments -
     Common stock
     Preferred stock                                                                      (7,340)
     Partnership distribution - internal                                   (227)
     Common stock - internal
                                                                         ------           ------       -------        ----
        Net cash provided from (used for) financing activities             (227)          (7,340)
                                                                         ------           ------       -------        ----


CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions
Proceeds from nonutility generation trusts
Other
                                                                         ------           ------       -------        ----
        Net cash provided from (used for) investing activities
                                                                         ------           ------       -------        ----


Net decrease in cash and cash equivalents
Cash and cash equivalents, beginning of period                                1
                                                                         ------           ------       -------        ----
Cash and cash equivalents, end of period                                 $    1
                                                                         ======           ------       -------        ----


SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash Paid During the Year -
        Interest                                                         $8,074           $  734       $   114
                                                                         ======           ======       =======
        Income taxes paid/(refunded)                                       $(68)                            $1
                                                                         ======                        =======


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2002, are an integral part of the consolidating financial statements.